UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2014

Item 1. Reports to Stockholders.

OppenheimerFunds
THE RIGHT WAY TO INVEST

OPPENHEIMER

INTERNATIONAL BOND FUND

SEMIANNUAL REPORT 3.31.2014

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/14

	Class A Shares of the Fund		Citigroup Non-U.S.	JPMorgan Government Bond Index- Emerging	JPMorgan Emerging
	Without Sales Charge	With Sales Charge	Dollar World Government Bond Index	Markets Global Diversified	Markets Bond Index Global Diversified	Reference Index
6-Month	1.85%	-2.99%	1.94%	0.33%	5.31%	2.15%
1-Year	-2.96	-7.57	2.43	-7.14	0.56	-0.80
5-Year	6.45	5.42	4.15	9.79	11.70	6.57
10-Year	6.15	5.64	4.27	9.32	8.19	6.01

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2    OPPENHEIMER INTERNATIONAL BOND FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a cumulative total return of 1.85% during the reporting period. On a relative basis, the Fund underperformed its Reference Index, a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified, which returned 2.15%.

MARKET OVERVIEW

The global economy finished 2013 with slow and steady growth throughout the developed world. U.S. growth improved during the reporting period driven by continued strength in manufacturing, reasonable employment gains and strong activity in the housing market. Japan and Europe also posted stronger economic performances, but the Eurozone’s gains masked continued divergence among member states with countries like Spain and Ireland improving and France remaining weak. At the end of May 2013, market volatility picked up measurably as remarks from former Federal Reserve (“Fed”) Chairman Ben Bernanke indicated a possible tapering of the Fed’s asset purchase program if the economy continued to show improvement. Fears about a possible slowdown in the world’s emerging economies were exacerbated by the prospect of quantitative easing, which has been a steady source of liquidity, coming to an end. However, when the Fed actually announced in December that it would reduce its asset purchases by $10 billion a month from $85 billion to $75 billion, its decision to “taper” was met with relative calm in financial markets. U.S. interest rates generally rose and by the end of 2013 the interest rate on 10-year Treasury bonds was roughly 3.0%. That capped a weak year for both Treasuries and investment-grade fixed income. The U.S. dollar strengthened against almost every major currency and developed market equities finished 2013 with double digit gains for the year. Emerging markets were the relative laggards in the global economy during 2013. Growth remained slow throughout the world’s emerging economies as inflation and persistent current account deficits restrained activity in countries such as India, Indonesia and Brazil. China’s economy grew, albeit at a much slower pace than prior years, as its leaders instituted several measures in an attempt to reorient the nation’s economy from an export-led model to a consumption-led one.

The global economy started 2014 with continued slow and steady growth throughout the developed world. U.S. growth remained reasonably strong, though data softened for the first quarter, partially attributed to cold weather effects across much of the country. The Eurozone also grew at a slightly faster pace than

3    OPPENHEIMER INTERNATIONAL BOND FUND

2013, but has continued to struggle with very low inflation and weak bank lending. The Fed continued its program of “tapering” asset purchases by $10 billion per month for the first three months of the year, bringing their current monthly purchases to $55 billion in March. Interest rates in the U.S. have fallen slightly since the beginning of the year. The U.S. dollar remained relatively stable and U.S. equities were largely flat after a very strong 2013. Emerging markets posted a modest recovery during this time. Countries such as India, Turkey, South Africa and Brazil appeared to take some of the necessary steps to deal with higher inflation by raising benchmark interest rates, while currency depreciation helped restore competitiveness. Many of these countries, however, still need longer-term structural reforms. Export growth has also remained slow to the U.S. and European Union, restraining growth. China has continued its transition from an investment-led growth model to a consumption-led one, which has caused it to see several months of slower growth as well. We also began to see growing geopolitical tension (Russia and Ukraine) and political noise (Thailand, Turkey, Venezuela). We expect political noise stemming from upcoming elections in many developing countries could continue to cause uncertainty throughout 2014.

FUND REVIEW

The strongest performing areas of the Fund on an absolute and relative basis this reporting period were its developed market debt strategies, exposure to emerging market corporate debt and underweight exposure to emerging market local debt. Among the Fund’s developed market strategies, the Fund’s overall overweight position in developed market debt benefited performance, as it generally outperformed emerging market debt. We also maintained a near zero allocation to the Japanese yen. This underweight position benefited particularly over the first half of the reporting period. Our long-term view is that Abenomics (a term used to generally describe easing policies instituted by Japan’s central bank and Prime Minister Shinzo Abe) will continue to stay the course to spur inflation and growth in the Japanese economy, which we believe is likely to result in a weaker yen. Given this, at period end we maintained a large underweight position, though we may take small tactical bets in the currency as opportunities present themselves in the short term. During the reporting period, we also maintained an overweight to European periphery debt, particularly Portugal, which contributed positively to performance. Exposure to Australian interest rates also benefited the Fund.

Among emerging market corporates, exposure to Brazil, Mexico and Colombia, benefited this reporting period. While our allocation to Russian corporate debt detracted from performance this reporting period, it is worth mentioning that we lowered our exposure to Russian debt given our view that long-term fundamentals were deteriorating in the sovereign and corporates. We also had near zero exposure to the

4    OPPENHEIMER INTERNATIONAL BOND FUND

Russian ruble, which suffered considerably given the rising geopolitical tension surrounding the nation’s disputed incursion into Ukraine. Unrelated to the decreased exposure to Russian debt, we reduced our allocation to emerging market corporate debt in general. This move was based on our view that we continue to find opportunities with similar upside in other credit markets, and we believe the sensitivity to U.S. yield curve changes could contribute to more volatility in emerging market corporates than other asset classes due to their lower liquidity. We maintain a very positive outlook on global credit, so the assets from this allocation change were largely redeployed into developed market credit. Within developed market credit, we continue to maintain an overweight to financials in Europe, where we believe that low interest rates and deleveraging may provide a tail wind.

The most significant detractor from performance this reporting period was our exposure to emerging market local debt. This was due largely to a wholesale selloff in January. In addition, our underweights in Indonesia, Turkey and South Africa led us to miss some of the subsequent rally in February and March.

STRATEGY & OUTLOOK

Our outlook for international debt centers around four key themes. The first of which is that emerging market countries have become highly differentiated. The introduction of taper talk last May sent reverberations through global markets and sent interest rates in many developing countries higher. The abrupt change in market sentiment lay bare some fundamental challenges to countries with high current account deficits – challenges that a prolonged period of easy money in the U.S. may have masked to some degree. However, not all emerging market countries are experiencing fragilities. Most are at a low point cyclically in their economic cycle, but very few face structural problems. As the U.S. interest rate cycle plays out, one of the most important things we will examine is whether or not emerging market policymakers are taking necessary steps to stay ahead of it. Those that do their homework and take action to keep their economies looking attractive either by “price” (high real yields) or a strong structural story may show resilience to future volatility, while those that do not make proper adjustments may continue to suffer. Therefore, at period end we have maintained our current lower allocations to emerging market debt and concentrate our exposure, in both U.S. dollar (external) debt and local currency debt, in what we view as the best stories. It is worth noting that we believe that another large driver of global growth and liquidity conditions, the European Union, remains a few years behind the U.S. cycle. While growth in the European Union finally emerged from recession in the second quarter of 2013 - with even some periphery countries returning to positive growth more recently, we continue to believe that further easing on the part of the European Central Bank may be on the horizon.

5    OPPENHEIMER INTERNATIONAL BOND FUND

We believe that recent disappointing U.S. economic data will prove to be largely the work of cold weather-induced distortions that will likely be sorted out over time. Our view is that data may turn more positive, which may cause the interest rates in the U.S. to rise. We also believe that this dynamic may maintain a strong U.S. dollar. As a result, we maintained our short duration position (approximately 2.15 years vs. our Reference Index as of March 31), and maintained our lower than average foreign currency exposure with core positions in the euro, Indian rupee and Korean won.

Our third driving theme is our very positive view of credit. We continue to see evidence of solid balance sheets globally, and many European corporates continue to deleverage. However, as mentioned earlier in this discussion, U.S. dollar-denominated debt may be prone to future volatility should U.S. interest rates rise. In such an environment, we have concentrated our emerging market corporate exposure where we see the most attractive opportunities, and plan to maintain our allocation to developed market credit, and particularly to high yield European credit, where the deleveraging theme is likely to continue to be a boon.

Finally, in this environment, we believe it will be “alpha” rather than “beta” that will drive emerging market debt performance, and active management will be more important than ever. Moreover, we believe that active investment decisions in currency, interest rates and credit are more likely to produce positive performance (alpha) during periods that investors differentiate among markets rather than the beta associated with broad risk aversion moves. In particular, with rising developed market bond yields presenting a head-wind, country and currency selection (alpha) will be critical.

Arthur P. Steinmetz Portfolio Manager

Hemant Baijal Portfolio Manager

Sara J. Zervos, Ph.D. Portfolio Manager

6    OPPENHEIMER INTERNATIONAL BOND FUND

Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United States	12.1%
United Kingdom	7.0
Italy	6.8
Germany	6.4
France	6.3
Brazil	6.3
Japan	6.1
Australia	4.7
Mexico	4.5
South Africa	2.7

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2014, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2014, and are based on the total market value of investments.

7    OPPENHEIMER INTERNATIONAL BOND FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	1.85%	-2.96%	6.45%	6.15%
Class B (OIBBX)	6/15/95	1.45%	-3.61%	5.55%	5.61%
Class C (OIBCX)	6/15/95	1.50%	-3.49%	5.72%	5.39%
Class I (OIBIX)	1/27/12	2.08%	-2.52%	2.44%*	N/A
Class N (OIBNX)	3/1/01	1.67%	-3.30%	6.05%	5.72%
Class Y (OIBYX)	9/27/04	2.00%	-2.53%	6.76%	7.10%*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/14

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-2.99%	-7.57%	5.42%	5.64%
Class B (OIBBX)	6/15/95	-3.55%	-8.31%	5.23%	5.61%
Class C (OIBCX)	6/15/95	0.50%	-4.43%	5.72%	5.39%
Class I (OIBIX)	1/27/12	2.08%	-2.52%	2.44%*	N/A
Class N (OIBNX)	3/1/01	0.67%	-4.24%	6.05%	5.72%
Class Y (OIBYX)	9/27/04	2.00%	-2.53%	6.76%	7.10%*

*	Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/14

Class A	2.52%
Class B	1.89
Class C	1.90
Class I	3.09
Class N	2.40
Class Y	2.89

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge (unless otherwise indicated): for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion.

8    OPPENHEIMER INTERNATIONAL BOND FUND

Standardized yield is based on net investment income for the 30-day period ended 3/31/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class N and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, JPMorgan Government Bond Index - Emerging Markets Global Diversified, the JPMorgan Emerging Markets Bond Index Global Diversified, and the Fund’s Reference Index. The Citigroup Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with maturities of one year or longer. The JPMorgan Government Bond Index - Emerging Markets Global Diversified is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The JPMorgan Emerging Markets Bond Index Global Diversified tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. The Fund’s Reference Index is a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JPMorgan Government Bond Index - Emerging Markets Global Diversified, and 20% of the JPMorgan Emerging Markets Bond Index Global Diversified. The Indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9    OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10    OPPENHEIMER INTERNATIONAL BOND FUND

Actual	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During 6 Months Ended March 31, 2014
Class A	$1,000.00	$1,018.50	$5.20
Class B	1,000.00	1,014.50	9.23
Class C	1,000.00	1,015.00	8.68
Class I	1,000.00	1,020.80	2.88
Class N	1,000.00	1,016.70	7.01
Class Y	1,000.00	1,020.00	3.63

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.80	5.20
Class B	1,000.00	1,015.81	9.24
Class C	1,000.00	1,016.36	8.68
Class I	1,000.00	1,022.09	2.88
Class N	1,000.00	1,018.00	7.02
Class Y	1,000.00	1,021.34	3.63

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2014 are as follows:

Class	Expense Ratios
Class A	1.03%
Class B	1.83
Class C	1.72
Class I	0.57
Class N	1.39
Class Y	0.72

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS March 31, 2014 Unaudited

	Principal Amount		Value
Asset-Backed Securities—0.5%
Axius Europe CLO SA, Series 2007-1X, Cl. E, 4.82%, 11/15/23[1]	EUR	6,972,613	$9,203,470
Cadogan Square CLO IV BV, Series 4X, Cl. D, 1.956%, 7/24/23[1]	EUR	4,650,000	5,641,187
Halcyon Structured Asset Management European CLO BV, Series 2006-IIX, Cl. E, 4.254%, 1/25/23[1]	EUR	6,470,000	8,386,614
Harvest CLO IA SA:
Series I-X, Cl. C, 2.216%, 3/29/17[1]	EUR	1,015,000	1,398,040
Series I-X, Cl. D, 3.316%, 3/29/17[1]	EUR	2,530,000	3,386,341
Series I-X, Cl. E, 7.916%, 3/29/17[1]	EUR	2,530,000	3,368,301
Highlander Euro CDO II Cayman Ltd., Series 2006-2CX, Cl. E, 3.92%, 12/14/22[1]	EUR	6,249,148	8,026,925
Stichting Halcyon Structured Asset Management European, Series 2007-IX, Cl. E, 4.206%, 7/24/23[1]	EUR	1,654,222	1,973,311
Theseus European CLO SA, Series 2006-1X, Cl. E, 4.387%, 8/27/22[1]	EUR	3,505,000	4,622,821

Total Asset-Backed Securities (Cost $42,548,605)			46,007,010
Mortgage-Backed Obligation—0.2%
IM Pastor 4 Fondo de Titulizacion de Activos, Series 4, Cl. A, 0.453%, 3/22/44[1] (Cost $16,983,847)	EUR	15,751,384	17,793,240
U.S. Government Obligation—1.6%
United States Treasury Nts., 0.375%, 1/31/16[2,3] (Cost $145,157,475)		145,000,000	145,068,005
Foreign Government Obligations—60.1%
Angola—0.1%
Republic of Angola Via Northern Lights III BV Sr. Unsec. Nts., 7%, 8/16/19		11,820,000	12,972,450
Australia—4.5%
Australia Government Bonds:
2.00%, 8/21/35	AUD	10,000,000	9,276,643
3.25%, 4/21/29	AUD	4,625,000	3,710,793
4.50%, 4/21/33	AUD	81,940,000	74,472,545
4.75%, 4/21/27	AUD	50,000,000	48,326,534
5.75%, 7/15/22	AUD	75,000,000	78,525,087
New South Wales Treasury Corp. Sr. Unsec. Nts., 6%, 5/1/23	AUD	40,000,000	41,973,454
Queensland Treasury Corp. Sr. Unsec. Nts.:
Series 19, 6.25%, 6/14/19	AUD	22,075,000	22,967,443
Series 21, 6.00%, 6/14/21	AUD	56,000,000	58,237,883
Series 22, 6.00%, 7/21/22	AUD	7,400,000	7,624,423
Series 33, 6.50%, 3/14/33	AUD	25,590,000	27,337,318
Victoria Treasury Corp. Sr. Unsec. Nts.:
5.50%, 11/17/26	AUD	31,385,000	31,253,950
Series 1224, 5.50%, 12/17/24	AUD	20,720,000	20,801,332

			424,507,405
Belgium—1.8%
Kingdom of Belgium Bonds, Series 58, 3.75%, 9/28/20	EUR	100,000,000	158,397,511
Kingdom of Belgium Unsec. Bonds, Series 60, 4.25%, 3/28/41[4]	EUR	5,055,000	8,465,115

			166,862,626

12    OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount			Value
Brazil—4.1%
Brazil Minas SPE via State of Minas Gerais Sec. Bonds, 5.333%, 2/15/28[4]	$		12,675,000	$12,326,438
Federative Republic of Brazil International Bonds, 4.25%, 1/7/25			6,400,000	6,200,000
Federative Republic of Brazil Letra Tesouro Nacional Treasury Bills:
10.346%, 10/1/14[5]		BRL	73,480,000	30,711,661
10.356%, 7/1/14[5]		BRL	323,015,000	138,818,294
10.949%, 1/1/15[5]		BRL	255,930,000	104,004,583
Federative Republic of Brazil Nota Do Tesouro Nacional Unsec. Nts.:
9.762%, 1/1/18		BRL	65,790,000	26,897,058
9.762%, 1/1/21		BRL	12,875,000	5,030,402
10.00%, 1/1/23		BRL	17,295,000	6,583,080
13.288%, 8/15/50[11]		BRL	19,290,000	18,506,369
13.505%, 5/15/45[11]		BRL	21,060,000	20,308,581
Federative Republic of Brazil Sr. Unsec. Nts., 4.875%, 1/22/21			12,573,000	13,427,964

				382,814,430
Canada—0.8%
Canada Unsec. Bonds, 3.75%, 6/1/19		CAD	73,380,000	73,028,201
Colombia—0.7%
Republic of Colombia International Bonds, 4.375%, 7/12/21			13,755,000	14,339,587
Republic of Colombia Sr. Unsec. Nts.:
4.00%, 2/26/24			11,010,000	10,927,425
5.625%, 2/26/44			17,725,000	18,593,525
8.125%, 5/21/24			11,920,000	15,555,600
Series B, 7.00%, 5/4/22		COP	7,695,000,000	4,070,631
Series B, 10.00%, 7/24/24		COP	5,474,000,000	3,487,005

				66,973,773
Croatia—0.2%
Republic of Croatia Sr. Unsec. Nts.:
5.50%, 4/4/23[4]			13,510,000	13,719,405
6.375%, 3/24/21[4]			3,115,000	3,371,988
6.75%, 11/5/19[4]			3,010,000	3,329,812

				20,421,205
Denmark—0.5%
Kingdom of Denmark Bonds, 4%, 11/15/19		DKK	217,580,000	47,143,598
Dominican Republic—0.1%
Banco de Reservas de la Republica Dominicana Sub. Nts., 7%, 2/1/23[4]			6,030,000	5,705,888
Dominican Republic Sr. Unsec. Bonds, 5.875%, 4/18/24[4]			6,700,000	6,683,250

				12,389,138
Finland—0.5%
Republic of Finland Bonds, 2%, 4/15/24[4]		EUR	35,000,000	48,820,182
France—3.7%
French Republic Unsec. Bonds:
2.25%, 10/25/22		EUR	64,835,000	92,978,749
2.75%, 10/25/27		EUR	51,415,000	73,000,958
3.75%, 10/25/19		EUR	46,690,000	73,851,853

13    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
France (Continued)
French Republic Unsec. Bonds: (Continued)
4.50%, 4/25/41	EUR	58,950,000	$103,764,113

			343,595,673
Gabon—0.1%
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[4]		6,060,000	6,438,750
Germany—5.3%
Federal Republic of Germany Bonds, 2.25%, 4/11/14	EUR	215,400,000	296,867,769
Federal Republic of Germany Unsec. Bonds:
1.50%, 5/15/23	EUR	90,045,000	124,842,183
2.50%, 7/4/44	EUR	55,120,000	77,335,949

			499,045,901
Greece—0.4%
Athens Urban Transportation Organisation Sr. Unsec. Nts., 4.851%, 9/19/16	EUR	8,390,000	11,040,109
Hellenic Republic Sr. Unsec. Bonds:
2.00%, 2/24/26[1]	EUR	840,000	857,611
2.00%, 2/24/27[1]	EUR	840,000	843,446
2.00%, 2/24/28[1]	EUR	840,000	828,033
2.00%, 2/24/29[1]	EUR	840,000	817,077
2.00%, 2/24/30[1]	EUR	840,000	807,331
2.00%, 2/24/34[1]	EUR	1,690,000	1,562,793
5.20%, 7/17/34	EUR	16,700,000	18,250,867
Hellenic Republic Sr. Unsec. Nts., 5%, Series 15BR, 8/22/16	JPY	418,400,000	3,837,881

			38,845,148
Hungary—0.7%
Hungary Sr. Unsec. Bonds, 7.625%, 3/29/41		915,000	1,059,112
Hungary Sr. Unsec. Nts.:
4.00%, 3/25/19		8,850,000	8,810,175
5.375%, 2/21/23		8,800,000	8,966,320
5.375%, 3/25/24		4,130,000	4,148,585
6.375%, 3/29/21		7,185,000	7,894,519
Hungary Unsec. Bonds:
Series 19/A, 6.50%, 6/24/19	HUF	2,804,000,000	13,532,230
Series 20/A, 7.50%, 11/12/20	HUF	1,546,000,000	7,878,537
Series 23/A, 6.00%, 11/24/23	HUF	3,201,000,000	14,999,887

			67,289,365
India—1.9%
Republic of India Sr. Unsec. Bonds:
7.28%, 6/3/19	INR	5,573,000,000	87,948,934
8.28%, 9/21/27	INR	2,041,000,000	31,943,935
8.83%, 11/25/23	INR	3,647,000,000	61,160,476

			181,053,345
Indonesia—1.8%
Perusahaan Penerbit SBSN Indonesia Sr. Unsec. Bonds, 4%, 11/21/18[4]		18,755,000	19,247,319
Perusahaan Penerbit SBSN Indonesia Unsec. Nts., 6.125%, 3/15/19[4]		11,575,000	12,703,563

14    OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount			Value
Indonesia (Continued)
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 4/15/23[4]	$		6,265,000	$5,622,837
4.875%, 5/5/21[4]			17,510,000	18,035,300
5.375%, 10/17/23[4]			22,250,000	23,195,625
5.875%, 1/15/24[4]			15,365,000	16,536,581
6.75%, 1/15/44[4]			7,395,000	8,106,769
7.75%, 1/17/38[4]			7,755,000	9,286,612
11.625%, 3/4/19[4]			3,750,000	5,114,062
Republic of Indonesia Treasury Bonds:
Series FR68, 8.375%, 3/15/34		IDR	150,670,000,000	13,140,175
Series FR70, 8.375%, 3/15/24		IDR	235,640,000,000	21,391,175
Series FR71, 9.00%, 3/15/29		IDR	163,070,000,000	14,992,751

				167,372,769
Italy—6.1%
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds:
3.50%, 11/1/17		EUR	21,770,000	32,137,178
4.00%, 9/1/20		EUR	54,165,000	81,894,111
4.50%, 3/1/19		EUR	126,305,000	195,631,049
4.50%, 3/1/24		EUR	15,000,000	22,823,286
4.75%, 9/1/44[4]		EUR	20,230,000	30,192,394
5.00%, 3/1/22		EUR	10,125,000	16,044,764
5.00%, 9/1/40		EUR	40,540,000	63,137,564
Republic of Italy Buoni Poliennali del Tesoro Unsec. Nts., 4.75%, 5/1/17		EUR	27,240,000	41,495,010
Republic of Italy Certificati di Credito del Tesoro Unsec. Nts., 1.14%, 10/15/17[1]		EUR	22,685,000	31,294,274
Republic of Italy International Sr. Unsec. Bonds, 4.50%, 6/8/15		JPY	5,000,000,000	50,213,486

				564,863,116
Ivory Coast—0.3%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[1]			31,705,000	29,961,225
Japan—6.0%
Japan Bank for International Cooperation Sr. Unsec. Nts., 2.30%, 3/19/18		CAD	13,205,000	12,014,460
Japan Sr. Unsec. Bonds:
Series 112, 2.10%, 6/20/29		JPY	5,243,000,000	58,182,543
Series 134, 1.80%, 3/20/32		JPY	14,053,000,000	146,344,673
Series 143, 1.60%, 3/20/33		JPY	13,914,000,000	138,689,074
Series 328, 0.60%, 3/20/23		JPY	1,115,000,000	10,845,677
Series 329, 0.80%, 6/20/23		JPY	3,029,000,000	29,934,115
Series 36, 2.00%, 3/20/42		JPY	12,678,000,000	131,354,840
Series 38, 1.80%, 3/20/43		JPY	3,031,000,000	30,044,356

				557,409,738
Kazakhstan—0.1%
Development Bank of Kazakhstan JSC Sr. Unsec. Bonds, 4.125%, 12/10/22[4]			5,645,000	5,122,838
Latvia—0.1%
Republic of Latvia Sr. Unsec. Nts., 5.25%, 6/16/21[4]			10,380,000	11,355,201

15    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount			Value
Lithuania—0.4%
Republic of Lithuania Sr. Unsec. Bonds:
5.125%, 9/14/17[4]	$		17,000,000	$18,635,060
6.125%, 3/9/21[4]			16,670,000	19,132,159

				37,767,219
Malaysia—0.3%
Federation of Malaysia Sr. Unsec. Bonds, 4.262%, 9/15/16		MYR	83,350,000	26,065,846
Mexico—2.2%
United Mexican States Bonds:
7.75%, 11/13/42		MXN	153,400,000	12,602,347
8.00%, 12/7/23		MXN	69,400,000	6,026,512
United Mexican States Sr. Unsec. Bonds, 5.55%, 1/21/45			7,250,000	7,721,250
United Mexican States Sr. Unsec. Nts., 5.625%, 3/19/14		GBP	8,000,000	12,891,604
United Mexican States Unsec. Bonds:
Series M, 6.50%, 6/9/22		MXN	456,450,000	36,117,465
Series M, 7.00%, 6/19/14		MXN	343,200,000	26,608,403
Series M10, 7.75%, 12/14/17		MXN	751,940,000	63,607,483
Series M20, 7.50%, 6/3/27		MXN	282,470,000	23,581,869
Series M20, 8.50%, 5/31/29		MXN	223,080,000	20,008,972

				209,165,905
Morocco—0.2%
Kingdom of Morocco Sr. Unsec. Nts., 4.25%, 12/11/22[4]			14,315,000	13,957,125
Netherlands—0.9%
Kingdom of the Netherlands Unsec. Bonds:
4.00%, 7/15/19[4]		EUR	37,870,000	60,569,512
4.00%, 1/15/37[4]		EUR	13,535,000	23,535,099

				84,104,611
Panama—0.3%
Republic of Panama Sr. Unsec. Bonds:
5.20%, 1/30/20			7,320,000	8,139,840
6.70%, 1/26/36			4,230,000	4,991,400
8.875%, 9/30/27			5,280,000	7,339,200
9.375%, 4/1/29			4,710,000	6,702,330

				27,172,770
Peru—0.6%
Republic of Peru Sr. Unsec. Bonds:
6.55%, 3/14/37			7,695,000	9,291,713
7.35%, 7/21/25			11,820,000	15,262,575
7.84%, 8/12/20[4]		PEN	35,005,000	13,851,959
8.20%, 8/12/26[4]		PEN	34,370,000	14,129,807

				52,536,054
Philippines—0.5%
Republic of the Philippines Sr. Unsec. Bonds:
6.375%, 1/15/32			11,750,000	14,379,063
6.375%, 10/23/34			14,200,000	17,679,000
7.75%, 1/14/31			2,190,000	3,003,037
9.875%, 1/15/19			8,165,000	10,839,037

16    OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount			Value
Philippines (Continued)
Republic of the Philippines Sr. Unsec. Bonds: (Continued)
10.625%, 3/16/25	$		2,800,000	$4,371,500

				50,271,637
Poland—1.5%
Republic of Poland Sr. Unsec. Bonds:
3.00%, 3/17/23			18,095,000	16,964,062
5.125%, 4/21/21			22,615,000	25,029,151
Republic of Poland Unsec. Bonds:
5.25%, 10/25/17		PLN	103,545,000	36,427,582
5.25%, 10/25/20		PLN	47,010,000	16,753,939
5.50%, 4/25/15		PLN	74,715,000	25,420,199
5.75%, 10/25/21		PLN	45,365,000	16,637,934

				137,232,867
Portugal—0.8%
Republic of Portugal Obrigacoes do Tesouro OT Sr. Unsec. Bonds, 4.75%, 6/14/19		EUR	48,380,000	72,490,641
Romania—0.5%
Romania Sr. Unsec. Bonds:
4.875%, 1/22/24[4]			4,860,000	4,932,900
6.125%, 1/22/44[4]			3,570,000	3,777,060
6.75%, 2/7/22[4]			19,880,000	23,234,750
Romania Unsec. Bonds:
5.85%, 4/26/23		RON	5,890,000	1,898,152
5.90%, 7/26/17		RON	47,660,000	15,485,067

				49,327,929
Russia—0.9%
AHML Via AHML Finance Ltd. Unsec. Nts., 7.75%, 2/13/18[4]		RUB	132,500,000	3,470,485
Russian Federation Sr. Unsec. Bonds:
4.875%, 9/16/23[4]			7,080,000	7,035,750
5.875%, 9/16/43[4]			4,210,000	4,178,425
7.50%, 3/31/30[1,4]			8,367,275	9,544,969
Russian Federation Sr. Unsec. Nts., 5%, 4/29/20[4]			22,600,000	23,617,000
Russian Federation Unsec. Bonds:
Series 6205, 7.60%, 4/14/21		RUB	252,500,000	6,836,779
Series 6209, 7.60%, 7/20/22		RUB	208,300,000	5,544,965
Series 6210, 6.80%, 12/11/19		RUB	70,900,000	1,885,342
Series 6211, 7.00%, 1/25/23		RUB	263,800,000	6,785,417
Series 6215, 7.00%, 8/16/23		RUB	200,000,000	5,109,860
Vnesheconombank Sr. Unsec. Bonds, Series 9, 7.90%, 3/18/21[1]		RUB	181,100,000	5,082,208

				79,091,200
Serbia—0.3%
Republic of Serbia Sr. Unsec. Bonds, 5.25%, 11/21/17[4]			5,485,000	5,718,112
Republic of Serbia Treasury Bills, 10.004%, 6/12/14[5]		RSD	1,287,000,000	15,164,482
Republic of Serbia Unsec. Bonds, 5.875%, 12/3/18[4]			6,075,000	6,454,688

				27,337,282
Singapore—0.8%
Republic of Singapore Sr. Unsec. Bonds:
2.375%, 4/1/17		SGD	25,130,000	20,949,418

17    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Singapore (Continued)
Republic of Singapore Sr. Unsec. Bonds: (Continued)
3.00%, 9/1/24	SGD	65,000,000	$53,508,709

			74,458,127
Slovenia—0.2%
Republic of Slovenia Bonds, 4.125%, 2/18/19[4]		14,580,000	15,112,170
South Africa—2.4%
Republic of South Africa Sr. Unsec. Bonds:
5.875%, 5/30/22		4,585,000	5,055,879
5.875%, 9/16/25		16,405,000	17,684,590
Series R207, 7.25%, 1/15/20	ZAR	507,860,000	46,510,675
Series R208, 6.75%, 3/31/21	ZAR	815,335,000	71,634,862
Series R209, 6.25%, 3/31/36	ZAR	99,810,000	7,080,367
Republic of South Africa Unsec. Bonds:
Series 2023, 7.75%, 2/28/23	ZAR	131,450,000	12,079,853
Series R186, 10.50%, 12/21/26	ZAR	482,110,000	53,173,189
Series R213, 7.00%, 2/28/31	ZAR	169,936,000	13,681,737

			226,901,152
Spain—1.0%
Autonomous Community of Madrid Spain Sr. Unsec. Bonds, 4.30%, 9/15/26	EUR	9,875,000	14,148,384
Instituto de Credito Oficial Sr. Unsec. Nts., 5%, 5/15/15	NOK	85,000,000	14,442,235
Kingdom of Spain Bonds:
3.80%, 4/30/24[4]	EUR	15,000,000	21,679,926
5.15%, 10/31/44[4]	EUR	11,890,000	18,873,907
Kingdom of Spain Sr. Unsec. Bonds, 4.50%, 1/31/18	EUR	18,675,000	28,617,210

			97,761,662
Sri Lanka—0.2%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[4]		4,085,000	4,146,275
6.00%, 1/14/19[4]		7,130,000	7,477,588
6.25%, 10/4/20[4]		4,695,000	4,964,962
6.25%, 7/27/21[4]		5,120,000	5,356,800

			21,945,625
Tanzania—0.1%
United Republic of Tanzania Sr. Unsec. Nts., 6.332%, 3/9/20[1]		8,165,000	8,685,519
Turkey—1.5%
Republic of Turkey Bonds:
5.75%, 3/22/24		13,850,000	14,397,075
8.80%, 11/14/18	TRY	70,000,000	31,160,911
8.80%, 9/27/23	TRY	20,000,000	8,632,051
Republic of Turkey Sr. Unsec. Bonds:
4.35%, 11/12/21	EUR	6,250,000	8,959,030
6.25%, 9/26/22		12,810,000	13,796,370
6.625%, 2/17/45		15,250,000	16,145,938
6.875%, 3/17/36		4,565,000	4,965,579
7.375%, 2/5/25		8,130,000	9,345,435
Republic of Turkey Unsec. Bonds:
5.828%, 2/11/15[11]	TRY	20,680,000	13,395,323

18    OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount		Value
Turkey (Continued)
Republic of Turkey Unsec. Bonds: (Continued)
6.30%, 2/14/18	TRY	32,500,000	$13,404,332
8.50%, 9/14/22	TRY	23,000,000	9,835,491

			144,037,535
United Arab Emirates—0.2%
Emirate of Dubai Sr. Unsec. International Bonds:
5.591%, 6/22/21		13,320,000	14,818,500
7.75%, 10/5/20		6,100,000	7,649,400

			22,467,900
United Kingdom—4.0%
United Kingdom Unsec. Treasury Bonds:
3.75%, 9/7/21	GBP	104,275,000	190,177,827
4.00%, 9/7/16	GBP	41,200,000	73,819,389
4.25%, 12/7/55	GBP	15,155,000	29,782,197
4.75%, 12/7/38	GBP	37,875,000	77,175,642

			370,955,055
Uruguay—0.3%
Oriental Republic of Uruguay Sr. Unsec. Bonds:
4.50%, 8/14/24		22,605,000	23,226,638
7.625%, 3/21/36		1,620,000	2,081,700

			25,308,338
Venezuela—0.2%
Bolivarian Republic of Venezuela Sr. Unsec. Bonds, 13.625%, 8/15/18[4]		14,475,000	14,185,500

Total Foreign Government Obligations (Cost $5,539,430,542)			5,616,625,746
Corporate Bonds and Notes—25.1%
Consumer Discretionary—0.6%
Auto Components—0.2%
GKN Holdings plc, 6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,065,000	7,904,923
Servus Luxembourg Holding SCA, 7.75% Sr. Sec. Nts., 6/15/18[4]	EUR	5,305,000	7,839,025

			15,743,948
Automobiles—0.1%
Daimler Finance North America LLC, 2.375% Sr. Unsec. Nts., 8/1/18[4]		6,035,000	6,098,247
Media—0.3%
Myriad International Holdings BV, 6% Sr. Unsec. Nts., 7/18/20[4]		5,225,000	5,695,250
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[4]	EUR	6,840,000	10,327,746
Virgin Media Finance plc, 7% Sr. Unsec. Nts., 4/15/23[4]	GBP	3,315,000	5,927,502
Virgin Media Secured Finance plc, 6% Sr. Sec. Nts., 4/15/21[4]	GBP	2,460,000	4,352,386
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[4]		3,080,000	3,210,900

			29,513,784
Textiles, Apparel & Luxury Goods—0.0%
Levi Strauss & Co., 7.75% Sr. Unsec. Nts., 5/15/18	EUR	350,000	506,335

19    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount			Value
Consumer Staples—0.3%
Beverages—0.0%
Pernod Ricard SA:
4.45% Sr. Unsec. Nts., 1/15/22[4]	$		3,065,000	$3,211,139
5.75% Sr. Unsec. Nts., 4/7/21[4]			2,550,000	2,899,289

				6,110,428
Food Products—0.3%
BRF SA, 5.875% Sr. Unsec. Nts., 6/6/22[4]			9,215,000	9,560,562
Marfrig Overseas Ltd., 9.50% Sr. Unsec. Nts., 5/4/20[4]			6,220,000	6,305,525
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[4]			10,250,000	8,968,750

				24,834,837
Energy—3.7%
Energy Equipment & Services—0.5%
North Atlantic Drilling Ltd., 6.05% Sr. Unsec. Nts., 10/30/18[1,4]		NOK	21,500,000	3,590,634
Odebrecht Offshore Drilling Finance Ltd., 6.75% Sr. Sec. Nts., 10/1/22[4]			12,910,383	13,426,798
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[4]			10,455,000	10,468,069
Seadrill Ltd., 6.125% Sr. Unsec. Nts., 9/15/17[4]			6,985,000	7,316,788
Sinopec Group Overseas Development 2013 Ltd., 4.375% Sr. Unsec. Nts., 10/17/23[4]			9,390,000	9,496,858

				44,299,147
Oil, Gas & Consumable Fuels—3.2%
Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[4]			5,670,000	5,811,750
Alliance Oil Co. Ltd.:
7.00% Sr. Unsec. Nts., 5/4/20[4]			8,655,000	7,573,125
9.875% Sr. Unsec. Nts., 3/11/15[4]			1,665,000	1,681,650
CNOOC Curtis Funding No 1 Pty Ltd., 4.50% Sr. Unsec. Nts., 10/3/23[4]			9,430,000	9,614,498
Dolphin Energy Ltd., 5.50% Sr. Sec. Nts., 12/15/21[4]			7,720,000	8,733,250
Ecopetrol SA, 7.625% Sr. Unsec. Nts., 7/23/19			2,255,000	2,714,456
Empresa Nacional del Petroleo:
4.75% Sr. Unsec. Nts., 12/6/21[4]			10,365,000	10,723,484
5.25% Sr. Unsec. Nts., 8/10/20[4]			5,545,000	5,879,896
Gazprom Neft OAO Via GPN Capital SA, 6% Sr. Unsec. Nts., 11/27/23[4]			5,970,000	5,872,988
Gazprom OAO Via Gaz Capital SA:
3.85% Sr. Unsec. Nts., 2/6/20[4]			6,090,000	5,739,825
4.95% Sr. Unsec. Nts., 7/19/22[4]			10,635,000	10,023,487
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23			5,000,000	5,220,400
KazMunayGas National Co. JSC:
7.00% Sr. Unsec. Nts., 5/5/20[4]			2,505,000	2,836,912
9.125% Sr. Unsec. Nts., 7/2/18[4]			6,655,000	8,010,956
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[4]			4,180,000	4,420,350
7.00% Sr. Unsec. Nts., 3/31/24[4]			2,550,000	2,703,000
Novatek OAO via Novatek Finance Ltd.:
4.422% Sr. Unsec. Nts., 12/13/22[4]			8,200,000	7,287,750
7.75% Sr. Unsec. Nts., 2/21/17[4]		RUB	61,420,000	1,659,299
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35% Sr. Sec. Nts., 6/30/21[4]			1,678,500	1,749,836

20    OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount			Value
Oil, Gas & Consumable Fuels (Continued)
Origin Energy Finance Ltd.:
3.50% Sr. Unsec. Nts., 10/9/18[4]	$		6,650,000	$6,778,179
5.45% Sr. Unsec. Nts., 10/14/21[4]			596,000	644,447
Pacific Rubiales Energy Corp.:
5.125% Sr. Unsec. Nts., 3/28/23[4]			9,795,000	9,574,613
5.375% Sr. Unsec. Nts., 1/26/19[4]			9,515,000	9,895,600
Pemex Project Funding Master Trust, 6.625% Sr. Unsec. Nts., 6/15/35			6,190,000	6,901,850
Pertamina Persero PT, 4.875% Sr. Unsec. Nts., 5/3/22[4]			9,375,000	9,035,156
Petroleos de Venezuela SA:
5.375% Sr. Unsec. Nts., 4/12/27			9,000,000	4,815,000
6.00% Sr. Unsec. Nts., 11/15/26[4]			17,715,000	9,698,963
9.00% Sr. Unsec. Nts., 11/17/21			15,675,000	11,756,250
Petroleos Mexicanos:
3.50% Sr. Unsec. Nts., 1/30/23			8,400,000	7,925,400
5.50% Sr. Unsec. Nts., 6/27/44			6,020,000	5,839,400
6.375% Sr. Unsec. Nts., 1/23/45[4]			10,800,000	11,677,500
8.00% Sr. Unsec. Nts., 5/3/19			23,275,000	28,511,875
Petroleum Co. of Trinidad & Tobago Ltd.:
6.00% Sr. Unsec. Nts., 5/8/22[4]			2,659,792	2,869,250
9.75% Sr. Unsec. Nts., 8/14/19[4]			4,665,000	5,854,575
Petronas Capital Ltd., 7.875% Sr. Unsec. Nts., 5/22/22[4]			10,810,000	14,175,521
Reliance Industries Ltd., 5.875% Sr. Unsec. Perpetual Bonds[4,6]			24,195,000	22,198,913
Schahin II Finance Co. SPV Ltd., 5.875% Sr. Sec. Nts., 9/25/22[4]			11,199,720	10,821,730
Sibur Securities Ltd., 3.914% Sr. Unsec. Nts., 1/31/18[4]			6,725,000	6,203,812
Tengizchevroil Finance Co. Sarl, 6.124% Sr. Sec. Nts., 11/15/14[4]			2,002,296	2,035,214
Tullow Oil plc, 6% Sr. Unsec. Nts., 11/1/20[4]			3,231,000	3,295,620

				298,765,780
Financials—11.0%
Capital Markets—0.9%
Deutsche Bank AG, 4.296% Jr. Sub. Nts., 5/24/28[1]			25,000,000	23,603,075
Deutsche Bank Capital Trust V, 4.901% Jr. Sub. Perpetual Bonds[1,4,6]			23,100,000	22,407,000
KION Finance SA, 6.75% Sr. Sec. Nts., 2/15/20[4]		EUR	4,170,000	6,337,951
Red de Carreteras de Occidente SAPIB de CV, 9% Sr. Sec. Nts., 6/10/28[4]		MXN	151,500,000	10,263,486
UBS AG (Jersey Branch), 7.25% Sub. Nts., 2/22/22[1]			19,715,000	21,705,827

				84,317,339
Commercial Banks—7.6%
Akbank TAS, 7.50% Sr. Unsec. Nts., 2/5/18[4]		TRY	16,795,000	6,779,381
Banco ABC Brasil SA, 8.50% Sr. Unsec. Nts., 3/28/16[4]		BRL	8,360,000	3,371,265
Banco Bilbao Vizcaya Argentaria SA, 9% Jr. Sub. Perpetual Bonds[1,6]			2,000,000	2,173,500
Banco BMG SA, 9.95% Sub. Nts., 11/5/19[4]			9,060,000	9,331,800
Banco del Estado de Chile, 4.125% Sr. Unsec. Nts., 10/7/20[4]			11,470,000	11,924,625
Banco do Brasil SA (Cayman), 9.25% Jr. Sub. Perpetual Bonds[1,4,6]			5,775,000	6,251,437
Banco do Estado do Rio Grande do Sul SA, 7.375% Sub. Nts., 2/2/22[4]			7,685,000	7,896,337

21    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Commercial Banks (Continued)
Banco Santander Brasil SA (Cayman Islands), 8% Sr. Unsec. Unsub. Nts., 3/18/16[4]	BRL	14,290,000	$5,880,691
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22		14,250,000	13,965,000
Bank of Scotland plc:
4.875% Sec. Nts., 12/20/24	GBP	8,675,000	16,348,020
4.875% Sec. Nts., 11/8/16	GBP	5,170,000	9,363,353
Barclays Bank plc, 6% Jr. Sub. Perpetual Bonds[1,6]	GBP	9,280,000	15,076,854
Barclays plc, 8.25% Jr. Sub. Perpetual Bonds[1,6]		23,000,000	24,192,780
BBVA Banco Continental SA, 5% Sr. Unsec. Nts., 8/26/22[4]		8,075,000	8,206,219
BNP Paribas SA:
5.945% Jr. Sub. Perpetual Bonds[1,6]	GBP	9,965,000	17,429,702
7.195% Jr. Sub. Perpetual Bonds[1,4,6]		15,000,000	16,087,500
BPCE SA:
5.25% Jr. Sub. Perpetual Bonds[1,6]	EUR	2,540,000	3,531,949
5.70% Sub. Nts., 10/22/23[4]		4,235,000	4,410,710
9.00% Jr. Sub. Perpetual Bonds[1,6]	EUR	26,450,000	38,686,317
Brazil Loan Trust 1, 5.477% Sec. Nts., 7/24/23[4]		10,265,000	10,431,806
Commerzbank AG, 8.125% Sub. Nts., 9/19/23[4]		12,885,000	14,801,644
Corp. Financiera de Desarrollo SA, 4.75% Sr. Unsec. Nts., 2/8/22[4]		9,315,000	9,454,725
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[4]		9,355,000	9,214,675
Credit Agricole SA:
6.637% Jr. Sub. Perpetual Bonds[1,4,6]		3,486,000	3,637,641
8.375% Jr. Sub. Perpetual Bonds[1,4,6]		39,875,000	45,457,500
Danske Bank, 5.684% Jr. Sub. Perpetual Bonds[1,6]	GBP	5,495,000	9,523,764
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	35,270,000	35,814,696
European Investment Bank:
6.00% Sr. Unsec. Nts., 8/6/20	AUD	15,000,000	15,203,582
6.50% Sr. Unsec. Nts., 8/7/19	AUD	20,000,000	20,661,711
Export-Import Bank of India, 4% Sr. Unsec. Nts., 1/14/23		4,200,000	4,004,154
Grupo Aval Ltd.:
4.75% Sr. Unsec. Nts., 9/26/22[4]		10,935,000	10,579,612
5.25% Sr. Unsec. Nts., 2/1/17[4]		2,915,000	3,089,900
HBOS Capital Funding LP, 6.461% Jr. Sub. Perpetual Bonds[1,6]	GBP	3,385,000	5,986,133
Hungarian Development Bank, 6.25% Sr. Unsec. Nts., 10/21/20[4]		6,400,000	6,780,032
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,4]		7,120,000	7,173,400
ICICI Bank Ltd. (Dubai), 4.80% Sr. Unsec. Nts., 5/22/19[4]		9,410,000	9,803,884
Intesa Sanpaolo SpA:
2.375% Sr. Unsec. Nts., 1/13/17		7,390,000	7,420,875
5.25% Sr. Unsec. Nts., 1/12/24		30,000,000	30,881,790
LBG Capital No.1 plc, 6.439% Sub. Nts., 5/23/20	EUR	1,320,000	1,920,938
Lloyds TSB Bank plc, 6% Sec. Nts., 2/8/29	GBP	15,365,000	31,797,277
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,4,6]	GBP	8,355,000	14,635,045
RBS Capital Trust III, 5.512% Jr. Sub. Perpetual Bonds[1,6]		13,697,000	13,560,030
Royal Bank of Scotland Group plc, 6% Sub. Nts., 12/19/23		1,545,000	1,587,814
Royal Bank of Scotland plc (The):
2.375% Sub. Nts., 11/2/15	CHF	3,020,000	3,483,786
13.125% Sub. Nts., 3/19/22[1]	AUD	30,052,000	33,270,776
Santander UK plc, 5% Sub. Nts., 11/7/23[4]		6,530,000	6,731,744
Scottish Widows plc, 5.125% Jr. Sub. Perpetual Bonds[1,6]	GBP	2,285,000	3,841,818

22    OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount			Value
Commercial Banks (Continued)
Skandinaviska Enskilda Banken AB, 2.375% Sr. Unsec. Nts., 11/20/18[4]	$		6,100,000	$6,102,013
Societe Generale SA:
5.00% Sub. Nts., 1/17/24[4]			4,540,000	4,533,549
5.922% Jr. Sub. Perpetual Bonds[1,4,6]			12,565,000	13,429,422
7.875% Jr. Sub. Perpetual Bonds[1,4,6]			12,120,000	12,607,830
8.25% Jr. Sub. Perpetual Bonds[1,6]			5,000,000	5,401,625
Stadshypotek AB, 6% Sec. Nts., 6/21/17		SEK	169,000,000	29,782,728
Standard Chartered plc:
5.20% Sub. Nts., 1/26/24[4]			10,000,000	10,287,680
5.70% Sub. Nts., 3/26/44[4]			30,000,000	29,775,000
Toronto-Dominion Bank (The), 2.625% Sr. Unsec. Nts., 9/10/18			6,125,000	6,281,451

				709,859,490
Consumer Finance—0.0%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7]			14,000,000	857,500
Diversified Financial Services—1.4%
ABN AMRO Bank NV, 4.31% Jr. Sub. Perpetual Bonds[1,6]		EUR	11,455,000	16,058,884
AG Spring Finance II Ltd., 9.50% Sr. Sec. Nts., 6/1/19[4]		EUR	1,190,000	1,750,063
AG Spring Finance Ltd., 7.50% Sr. Sec. Nts., 6/1/18[4]		EUR	1,430,000	2,114,345
AyT Cedulas Cajas X Fondo de Titulizacion, 3.75% Sec. Nts., 6/30/25		EUR	5,000,000	6,952,931
Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[6]		EUR	4,595,000	6,903,827
Baggot Securities Ltd., 10.24% Sec. Perpetual Bonds[4,6]		EUR	3,000,000	4,507,395
Banco BTG Pactual SA (Cayman Islands):
4.00% Sr. Unsec. Nts., 1/16/20[4]			15,715,000	14,772,100
5.75% Sub. Nts., 9/28/22[4]			9,105,000	8,547,319
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,11]		MXN	27,602,566	375,903
Cedulas TDA 6 Fondo de Titulizacion de Activos, 3.875% Sec. Nts., 5/23/25		EUR	5,000,000	7,011,267
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[4]			2,595,000	2,676,094
Export Credit Bank of Turkey, 5.875% Sr. Unsec. Nts., 4/24/19[4]			23,865,000	24,854,204
FTE Verwaltungs GmbH, 9% Sr. Sec. Nts., 7/15/20[4]		EUR	3,290,000	5,079,197
ING Verzekeringen NV, 6.375% Sub. Nts., 5/7/27[1]		EUR	6,400,000	9,658,759
JPMorgan Hipotecaria su Casita:
6.10% Sec. Nts., 9/25/35[11]		MXN	7,528,131	794,170
6.47% Sec. Nts., 8/26/35[8,11]		MXN	34,101,099	252,772
Magyar Export-Import Bank Zrt, 5.50% Sr. Unsec. Nts., 2/12/18[4]			8,720,000	9,199,600
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[4]			4,875,000	5,460,000
SPCM SA, 5.50% Sr. Unsec. Nts., 6/15/20[4]		EUR	775,000	1,158,431

				128,127,261
Insurance—0.6%
Assicurazioni Generali SpA, 7.75% Sr. Sub. Nts., 12/12/42[1]		EUR	2,000,000	3,296,028
Aviva plc:
5.902% Jr. Sub. Perpetual Bonds[1,6]		GBP	1,020,000	1,737,904
6.125% Jr. Sub. Perpetual Bonds[1,6]		GBP	6,890,000	12,003,563
AXA SA, 6.379% Jr. Sub. Perpetual Bonds[1,4,6]			20,000,000	21,225,000
Swiss Re Capital I LP, 6.854% Jr. Sub. Perpetual Bonds[1,4,6]			13,145,000	14,130,875

23    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Insurance (Continued)
Swiss Reinsurance Co. via ELM BV, 3.775% Jr. Sub. Perpetual Bonds[1,6]	AUD	10,000,000	$8,896,529

			61,289,899
Real Estate Investment Trusts (REITs)—0.0%
TRUST F/1401, 5.25% Sr. Unsec. Nts., 12/15/24[4]		3,665,000	3,665,000
Real Estate Management & Development—0.5%
Agile Property Holdings Ltd., 9.875% Sr. Unsec. Nts., 3/20/17		5,000,000	5,237,500
Country Garden Holdings Co. Ltd., 7.50% Sr. Unsec. Unsub. Nts., 1/10/23[4]		10,910,000	10,200,850
Fondo MIVIVIENDA SA, 3.50% Sr. Unsec. Nts., 1/31/23[4]		14,340,000	13,264,500
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19		9,275,000	10,712,625
Techem GmbH, 6.125% Sr. Sec. Nts., 10/1/19[4]	EUR	2,635,000	3,970,321

			43,385,796
Health Care—0.0%
Health Care Equipment & Supplies—0.0%
ConvaTec Healthcare D Sarl, 10.875% Sr. Unsec. Nts., 12/15/18[4]	EUR	3,140,000	4,830,039
Industrials—1.5%
Airlines—0.2%
Emirates Airline, 4.50% Sr. Unsec. Nts., 2/6/25[4]		21,415,000	20,772,550
Construction & Engineering—0.4%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[4]		8,555,000	8,533,612
IIRSA Norte Finance Ltd., 8.75% Sr. Sec. Nts., 5/30/24[4]		13,115,993	15,378,502
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[4]		13,330,000	13,429,975
Odebrecht Finance Ltd., 8.25% Sr. Unsec. Nts., 4/25/18[4]	BRL	9,645,000	3,570,648

			40,912,737
Electrical Equipment—0.1%
Orion Engineered Carbons Bondco GmbH, 10% Sr. Sec. Nts., 6/15/18[4]	EUR	3,195,000	4,814,461
Industrial Conglomerates—0.4%
Alfa SAB de CV, 5.25% Sr. Unsec. Nts., 3/25/24[4]		4,100,000	4,212,750
General Electric Capital Australia Funding Pty Ltd., 7% Sr. Unsec. Nts., 10/8/15	AUD	23,660,000	23,116,151
Hutchison Whampoa Ltd., 3.75% Perpetual Bonds[1,6]	EUR	4,000,000	5,434,003

			32,762,904
Marine—0.0%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[4]		3,630,000	3,802,425
Road & Rail—0.3%
Kazakhstan Temir Zholy Finance BV, 6.375% Sr. Unsec. Nts., 10/6/20[4]		6,215,000	6,805,425
REFER-Rede Ferroviaria Nacional, 4% Sr. Unsec. Nts., 3/16/15	EUR	17,945,000	25,340,274

			32,145,699

24    OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount			Value
Transportation Infrastructure—0.1%
Empresa de Transporte de Pasajeros Metro SA, 4.75% Unsec. Nts., 2/4/24[4]	$		4,855,000	$5,055,390
Information Technology—0.1%
Internet Software & Services—0.1%
Cerved Group SpA, 6.375% Sr. Sec. Nts., 1/15/20[4]		EUR	4,275,000	6,404,781
Materials—2.6%
Chemicals—0.3%
Braskem Finance Ltd., 5.375% Sr. Unsec. Nts., 5/2/22[4]			14,565,000	14,237,287
Mexichem SAB de CV, 4.875% Sr. Unsec. Nts., 9/19/22[4]			9,800,000	9,824,500

				24,061,787
Construction Materials—1.0%
Calcipar SA, 6.875% Sr. Sec. Nts., 5/1/18[4]			380,000	406,600
Cemex Espana Luxembourg:
9.25% Sr. Sec. Nts., 5/12/20[4]			24,830,000	27,375,075
9.875% Sr. Sec. Nts., 4/30/19[4]			9,955,000	11,597,575
Cemex Finance LLC:
6.00% Sr. Sec. Nts., 4/1/24[4,9]			24,735,000	24,858,675
9.375% Sr. Sec. Nts., 10/12/22[4]			20,155,000	23,757,706
HeidelbergCement Finance Luxembourg SA:
7.50% Sr. Unsec. Nts., 4/3/20		EUR	1,550,000	2,650,512
8.00% Sr. Unsec. Nts., 1/31/17		EUR	1,850,000	2,979,757
Lafarge SA, 5.375% Sr. Unsec. Nts., 6/26/17		EUR	1,375,000	2,089,879

				95,715,779
Containers & Packaging—0.1%
Cascades, Inc., 7.875% Sr. Unsec. Nts., 1/15/20			4,600,000	4,945,000
Smurfit Kappa Acquisitions:
4.875% Sr. Sec. Nts., 9/15/18[4]			2,950,000	3,141,750
7.75% Sr. Sec. Nts., 11/15/19[4]		EUR	3,475,000	5,163,379

				13,250,129
Metals & Mining—1.2%
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[4]			13,610,000	14,494,650
CSN Islands XI Corp., 6.875% Sr. Unsec. Nts., 9/21/19[4]			5,530,000	5,806,500
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[4]			5,240,000	4,427,800
Ferrexpo Finance plc, 7.875% Sr. Unsec. Nts., 4/7/16[4]			12,720,000	12,402,000
FMG Resources August 2006 Pty Ltd.:
6.875% Sr. Unsec. Nts., 2/1/18[4]			4,615,000	4,874,594
8.25% Sr. Unsec. Nts., 11/1/19[4]			2,330,000	2,571,737
Gerdau Trade, Inc., 5.75% Sr. Unsec. Nts., 1/30/21[4]			8,035,000	8,276,050
Gestamp Funding Luxembourg SA, 5.875% Sr. Sec. Nts., 5/31/20[4]		EUR	4,415,000	6,508,087
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[4]			6,710,000	6,340,950
Mexico Generadora de Energia S de RL, 5.50% Sr. Sec. Nts., 12/6/32[4]			9,120,000	8,983,200
MMC Norilsk Nickel OJSC via MMC Finance Ltd., 5.55% Sr. Unsec. Nts., 10/28/20[4]			10,440,000	10,309,500
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[4]			6,185,000	5,798,438
Samarco Mineracao SA, 5.75% Sr. Unsec. Nts., 10/24/23[4]			7,550,000	7,616,063

25    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount			Value
Metals & Mining (Continued)
Severstal OAO Via Steel Capital SA, 4.45% Sr. Unsec. Nts., 3/19/18[4]	$		5,730,000	$5,615,400
Xstrata Finance Canada Ltd., 2.05% Sr. Unsec. Nts., 10/23/15[4]			6,075,000	6,147,177

				110,172,146
Telecommunication Services—2.1%
Diversified Telecommunication Services—1.1%
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[4]			4,270,000	4,195,275
Deutsche Telekom International Finance BV, 4.875% Sr. Unsec. Nts., 3/6/42[4]			6,125,000	6,184,602
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30			7,390,000	9,986,181
Koninklijke KPN NV, 6.125% Sr. Sub. Perpetual Bonds[1,6]		EUR	5,350,000	7,705,782
Oi SA:
5.75% Sr. Unsec. Nts., 2/10/22[4]			15,825,000	15,310,687
9.75% Sr. Unsec. Nts., 9/15/16[4]		BRL	19,740,000	7,895,130
Portugal Telecom International Finance BV:
4.625% Sr. Unsec. Nts., 5/8/20		EUR	4,590,000	6,692,479
5.00% Sr. Unsec. Nts., 11/4/19		EUR	1,530,000	2,293,458
5.625% Sr. Unsec. Nts., 2/8/16		EUR	2,425,000	3,595,801
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38			11,837,000	12,724,775
Telefonica Chile SA, 3.875% Sr. Unsec. Nts., 10/12/22[4]			3,995,000	3,806,468
Telefonica Emisiones SAU, 7.045% Sr. Unsec. Unsub. Nts., 6/20/36			4,360,000	5,309,412
Telefonica Europe BV, 6.50% Sr. Sub. Perpetual Bonds[1,6]		EUR	9,080,000	13,378,442
Telekom Austria AG, 5.625% Sub. Perpetual Bonds[1,6]		EUR	3,435,000	5,033,212

				104,111,704
Wireless Telecommunication Services—1.0%
America Movil SAB de CV, 8.46% Sr. Unsec. Nts., 12/18/36		MXN	140,800,000	10,282,719
Digicel Group Ltd.:
7.125% Sr. Unsec. Nts., 4/1/22[4,9]			4,335,000	4,394,606
8.25% Sr. Unsec. Nts., 9/30/20[4]			9,765,000	10,472,963
ENTEL Chile SA, 4.875% Sr. Unsec. Nts., 10/30/24[4]			9,440,000	9,541,782
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[4]			3,015,000	3,203,438
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[4]			8,570,000	7,970,100
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[4]			5,085,000	5,262,975
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.125% Sr. Unsec. Nts., 4/30/18[4]			12,410,000	13,713,050
VimpelCom Holdings BV:
7.504% Sr. Unsec. Nts., 3/1/22[4]			17,320,000	17,728,752
9.00% Sr. Unsec. Nts., 2/13/18[4]		RUB	128,400,000	3,524,203
Vimpel-Communications OJSC, 8.85% Sr. Unsec. Nts., 3/8/22[1]		RUB	95,300,000	2,710,822

				88,805,410
Utilities—3.2%
Electric Utilities—2.3%
Bhira Investments Ltd., 8.50% Jr. Sub. Nts., 4/27/71[1]			3,500,000	3,575,695

26    OPPENHEIMER INTERNATIONAL BOND FUND

	Principal Amount			Value
Electric Utilities (Continued)
EDP Finance BV:
5.25% Sr. Unsec. Nts., 1/14/21[4]	$		575,000	$594,550
6.00% Sr. Unsec. Nts., 2/2/18[4]			7,180,000	7,808,250
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,4,6]			39,945,000	40,104,780
5.625% Jr. Sub. Perpetual Bonds[1,4,6]			9,730,000	9,811,537
Empresas Publicas de Medellin ESP:
7.625% Sr. Unsec. Nts., 7/29/19[4]			6,255,000	7,474,725
8.375% Sr. Unsec. Nts., 2/1/21[4]		COP	4,300,190,000	2,289,725
Enel SpA, 5% Sub. Nts., 1/15/75[1]		EUR	4,880,000	6,868,073
Eskom Holdings Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[4]			16,130,000	16,943,113
Iberdrola International BV, 5.75% Sub. Perpetual Bonds[1,6]		EUR	5,040,000	7,394,674
Israel Electric Corp. Ltd.:
6.70% Sr. Sec. Nts., 2/10/17[4]			13,675,000	14,946,775
7.25% Sr. Sec. Nts., 1/15/19[4]			63,540,000	71,244,225
9.375% Sr. Sec. Nts., 1/28/20[4]			3,030,000	3,738,263
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16		PHP	665,100,000	15,835,149
Perusahaan Listrik Negara PT, 5.50% Sr. Unsec. Nts., 11/22/21[4]			9,380,000	9,520,700

				218,150,234
Gas Utilities—0.2%
Empresa de Energia de Bogota SA, 6.125% Sr. Unsec. Nts., 11/10/21[4]			8,195,000	8,809,625
Gas Natural Capital Markets SA, 4.375% Sr. Unsec. Nts., 11/2/16		EUR	3,930,000	5,868,673
Gas Natural de Lima y Callao SA, 4.375% Sr. Unsec. Nts., 4/1/23[4]			5,100,000	4,813,125
Transportadora de Gas Internacional SA ESP, 5.70% Sr. Unsec. Nts., 3/20/22[4]			4,180,000	4,368,100

				23,859,523
Independent Power and Renewable Electricity Producers—0.5%
Colbun SA, 6% Sr. Unsec. Nts., 1/21/20[4]			15,410,000	17,004,627
Comision Federal de Electricidad, 4.875% Sr. Unsec. Nts., 1/15/24[4]			10,970,000	11,161,975
Edison SpA, 3.875% Sr. Unsec. Nts., 11/10/17		EUR	3,670,000	5,525,675
Infinis plc, 7% Sr. Sec. Nts., 2/15/19[4]		GBP	3,810,000	6,939,387
Power Sector Assets & Liabilities Management Corp., 7.39% Sr. Unsec. Nts., 12/2/24[4]			3,000,000	3,783,900

				44,415,564
Multi-Utilities—0.2%
National Grid North America, Inc., 1.75% Sr. Unsec. Nts., 2/20/18		EUR	4,340,000	6,084,734
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[1]		EUR	6,805,000	9,653,483

				15,738,217

Total Corporate Bonds and Notes (Cost $2,326,783,050)				2,347,156,270
Structured Securities—0.4%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[7]		RUB	220,242,600	—

27    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Structured Securities (Continued)
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[7]	RUB	64,600,000	$—
Deutsche Bank AG, Opic Reforma I Credit Linked Nts.:
Cl. 2A, 7.208%, 5/22/15[8]	MXN	1,273,571	91,551
Cl. 2B, 7.208%, 5/22/15[8]	MXN	2,228,143	160,171
Cl. 2C, 7.208%, 5/22/15[8]	MXN	33,594,990	2,414,990
Cl. 2D, 7.208%, 5/22/15[8]	MXN	2,448,356	176,001
Cl. 2E, 7.208%, 5/22/15[8]	MXN	1,778,777	127,868
Cl. 2F, 7.208%, 5/22/15[8]	MXN	1,136,016	81,663
Cl. 2G, 7.208%, 5/22/15[8]	MXN	209,207	15,039
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.01%, 4/30/25[4,5]		3,799,298	2,607,337
3.138%, 4/30/25[4,5]		3,735,797	2,563,759
3.191%, 4/30/25[4,5]		4,651,371	3,192,088
3.242%, 4/30/25[4,5]		5,308,833	3,643,283
3.269%, 4/30/25[4,5]		4,241,136	2,910,557
3.346%, 4/30/25[4,5]		3,986,488	2,735,800
3.797%, 4/30/25[4,5]		4,840,890	3,322,149
3.894%, 4/30/25[1,4]		4,179,333	2,868,143
Goldman Sachs Capital Markets LP, Republic of Colombia Credit Linked Nts., Cl. B, 10%, 7/30/24[4]	COP	7,259,000,000	4,624,072
LB Peru Trust II Certificates, Series 1998-A, 3.795%, 2/28/16[7]		11,734	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	209,149,152	2,990,968

Total Structured Securities (Cost $50,744,697)			34,525,439
Short-Term Notes—2.6%
Bank Negara Malaysia Monetary Unsec. Nts.:
2.855%, 5/22/14[5]	MYR	21,585,000	6,583,784
2.876%, 6/17/14[5]	MYR	29,815,000	9,073,639
2.905%, 8/5/14[5]	MYR	29,815,000	9,037,930
2.919%, 7/24/14[5]	MYR	186,200,000	56,498,058
2.924%, 7/10/14[5]	MYR	15,650,000	4,753,977
Korea Monetary Stabilization Bonds:
2.72%, 12/9/14	KRW	29,369,000,000	27,610,061
2.73%, 11/9/14	KRW	17,981,000,000	16,903,626
United States Treasury Bills:
0.04%, 5/29/14[5]		60,000,000	59,996,133
0.041%, 6/5/14[5]		54,530,000	54,528,528

Total Short-Term Notes (Cost $244,645,832)			244,985,736

28    OPPENHEIMER INTERNATIONAL BOND FUND

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
Over-the-Counter Options Purchased—0.7%
AUD Currency Call[10]	GSG	NZD	1.075	6/12/14	AUD	100,000,000	$945,413
AUD Currency Put[10]	GSG	USD	0.840	4/16/14	AUD	210,000,000	—
AUD Currency Put[10]	GSG	USD	0.850	11/10/14	AUD	150,000,000	1,458,450
AUD Currency Put[10]	GSG	CAD	1.000	6/27/14	AUD	100,000,000	794,618
AUD Currency Put[10]	BOA	USD	0.840	12/4/14	AUD	150,000,000	1,458,900
BRL Currency Put[10]	CITNA-B	BRL	2.510	4/15/14	BRL	75,450,000	226
BRL Currency Put[10]	GSG	BRL	2.340	4/24/14	BRL	175,500,000	302,211
CAD Currency Put[10]	TDB	CAD	1.150	5/9/14	CAD	83,000,000	60,258
CAD Currency Put[10]	JPM	CAD	1.194	1/23/15	CAD	238,800,000	1,495,127
CNH Currency Call[10]	JPM	CNH	6.147	10/16/14	CNH	580,550,000	123,657
CNH Currency Call[10]	BOA	CNH	6.000	2/18/15	CNH	600,000,000	25,200
CNH Currency Call[10]	BOA	CNH	6.000	2/25/15	CNH	900,000,000	41,400
CNH Currency Put[10]	BOA	CNH	6.250	2/18/15	CNH	625,000,000	855,625
CNH Currency Call[10]	BOA	CNH	6.152	1/5/16	CNH	769,000,000	742,854
CNH Currency Put[10]	JPM	CNH	6.153	1/12/16	CNH	370,200,000	1,427,861
EUR Currency Call[10]	MOS-A	USD	1.462	3/18/15	EUR	150,000,000	1,670,850
EUR Currency Put[10]	BAC	USD	1.320	8/14/14	EUR	75,000,000	500,250
EUR Currency Put[10]	GSG	GBP	0.815	5/15/14	EUR	75,000,000	365,595
EUR Currency Put[10]	BOA	USD	1.310	3/6/15	EUR	250,000,000	4,247,000

29    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Put[10]	GSG	USD	1.300	2/25/15	EUR	150,000,000	$2,179,050
EUR Currency Put[10]	JPM	USD	1.342	6/27/14	EUR	100,000,000	654,000
EUR Currency Put[10]	CITNA-B	USD	1.340	7/10/14	EUR	100,000,000	732,400
EUR Currency Put[10]	BOA	USD	1.302	5/23/14	EUR	194,375,000	73,279
EUR Currency Put[10]	GSG	HUF	305.000	4/29/14	EUR	21,525,000	136,138
EUR Currency Put[10]	GSG	JPY	135.500	5/1/14	EUR	75,000,000	109,049
GBP Currency Put[10]	BAC	USD	1.583	2/25/15	GBP	100,000,000	1,797,900
GBP Currency Put[10]	BAC	USD	1.630	6/27/14	GBP	50,000,000	382,800
GBP Currency Call[10]	BAC	USD	1.679	5/22/14	GBP	90,000,000	846,900
GBP Currency Put[10]	GSG	CAD	1.820	6/6/14	GBP	100,000,000	1,571,382
GBP Currency Put[10]	BAC	USD	1.580	2/25/15	GBP	100,000,000	1,740,500
IDR Currency Call[10]	GSG	IDR	12000.000	2/5/15	IDR	600,000,000,000	1,800,000
IDR Currency Call[10]	GSG	IDR	12000.000	2/16/15	IDR	900,000,000,000	2,700,000
INR Currency Put[10]	BOA	INR	62.000	7/1/14	INR	3,100,000,000	923,800
INR Currency Call[10]	JPM	INR	59.900	6/10/14	INR	3,578,000,000	690,554
JPY Currency Call[10]	GSG	JPY	101.000	4/14/14	JPY	50,500,000,000	606,000

30    OPPENHEIMER INTERNATIONAL BOND FUND

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
Over-the-Counter Options Purchased (Continued)
JPY Currency Put[10]	BOA	KRW	10.195	4/30/15	JPY	5,000,000,000	$1,575,592
JPY Currency Put[10]	JPM	KRW	10.100	5/7/15	JPY	5,000,000,000	1,503,148
JPY Currency Put[10]	BOA	KRW	9.900	5/7/15	JPY	5,000,000,000	1,031,247
JPY Currency Put[10]	GSG	JPY	108.000	5/22/15	JPY	21,365,000,000	4,294,365
JPY Currency Put[10]	BAC	JPY	103.750	4/1/14	JPY	12,968,750,000	51,875
JPY Currency Call[10]	BOA	JPY	98.500	6/18/14	JPY	19,700,000,000	650,100
JPY Currency Put[10]	GSG	JPY	104.000	9/7/15	JPY	20,800,000,000	8,008,000
JPY Currency Call[10]	JPM	JPY	100.200	4/1/14	JPY	12,525,000,000	—
JPY Currency Call[10]	BOA	JPY	101.000	5/15/14	JPY	20,200,000,000	909,000
KRW Currency Call[10]	BOA	KRW	1035.000	2/2/15	KRW	103,500,000,000	1,242,000
KRW Currency Call[10]	BOA	KRW	1035.000	2/2/15	KRW	103,500,000,000	1,242,000
MXN Currency Call[10]	GSG	MXN	13.000	6/6/14	MXN	4,875,000,000	4,060,875
MYR Currency Call[10]	BOA	MYR	3.250	8/14/14	MYR	162,500,000	889,363
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds, 4.50%, 3/1/24 Call[10]	JPM	EUR	107.820	5/27/14	EUR	25,000,000	705,154

31    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Exercise Price		Expiration Date	Contracts		Value
Over-the-Counter Options Purchased (Continued)
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds, 4.50%, 3/1/24 Call[10]	JPM	EUR	108.530	6/17/14	EUR	25,000,000	$480,429
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds, 4.50%, 3/1/24 Call[10]	JPM	EUR	104.540	4/15/14	EUR	25,000,000	1,916,339
TRY Currency Put[10]	MOS-A	TRY	2.340	4/25/14	TRY	69,815,000	5,027
TWD Currency Put[10]	GSG	TWD	31.000	6/23/14	TWD	3,100,000,000	220,100

Total Over-the-Counter Options Purchased (Cost $93,617,917)							62,243,861

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 12/20/18 Call[10]	JPM	Buy	CDX.NA.HY. 21	5.000%	4/16/14	USD	100,000	330,330
Credit Default Swap maturing 12/20/18 Call[10]	BAC	Buy	CDX.NA.HY. 21	5.000	5/21/14	USD	50,000	244,265
Credit Default Swap maturing 12/20/18 Call[10]	JPM	Buy	iTraxx Europe Series 20 Version 1	1.000	4/16/14	EUR	197,750	44,897

32    OPPENHEIMER INTERNATIONAL BOND FUND

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Credit Default Swaptions Purchased (Continued)
Credit Default Swap maturing 12/20/18 Call[10]	JPM	Buy	CDX.NA.HY. 21	5.000%	6/18/14	USD	50,000	$182,025
Credit Default Swap maturing 12/20/18 Call[10]	JPM	Buy	CDX.NA.HY. 21	5.000	4/16/14	USD	100,000	151,790

Total Over-the-Counter Credit Default Swaptions Purchased (Cost $1,234,723)								953,307

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date
Over-the-Counter Interest Rate Swaptions Purchased—0.5%
Interest Rate Swap maturing 1/18/48 Call[10]	JPM	Receive	Three-Month USD BBA LIBOR	4.380%	1/16/18	USD	24,670	1,712,279
Interest Rate Swap maturing 1/27/26 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	4.211	1/25/16	USD	200,000	3,920,364
Interest Rate Swap maturing 1/4/16 Call[10]	GSG	Pay	BZDI	12.750	1/2/15	BRL	320,000	863,477
Interest Rate Swap maturing 1/4/16 Call[10]	FIB	Pay	BZDI	12.750	1/2/15	BRL	500,000	1,349,182
Interest Rate Swap maturing 1/4/16 Call[10]	GSG	Pay	BZDI	12.750	1/2/15	BRL	1,200,000	3,238,038

33    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 11/16/26 Call[10]	JPM	Receive	Three-Month KRW CD KSDA	3.625%	11/15/16	KRW	100,000,000	$1,694,367
Interest Rate Swap maturing 11/20/28 Call[10]	BOA	Receive	Three-Month KRW CD KSDA	3.640	11/19/18	KRW	50,000,000	1,154,793
Interest Rate Swap maturing 11/25/19 Call[10]	BAC	Pay	Six-Month GBP BBA LIBOR	2.533	11/25/14	GBP	200,000	5,572,272
Interest Rate Swap maturing 11/28/23 Call[10]	GSG	Receive	Three-Month KRW CD KSDA	3.749	11/27/18	KRW	50,000,000	663,078
Interest Rate Swap maturing 11/30/23 Call[10]	GSG	Receive	Three-Month KRW CD KSDA	3.785	11/29/18	KRW	100,000,000	1,279,344
Interest Rate Swap maturing 12/5/22 Call[10]	BOA	Pay	Six-Month AUD BBR BBSW	4.373	12/4/17	AUD	100,000	1,167,118
Interest Rate Swap maturing 2/8/29 Call[10]	JPM	Receive	Three-Month KRW CD KSDA	3.580	2/7/19	KRW	75,000,000	1,877,625
Interest Rate Swap maturing 3/20/45 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	3.785	3/18/15	USD	75,000	3,236,259

34    OPPENHEIMER INTERNATIONAL BOND FUND

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 3/8/26 Call[10]	JPM	Pay	Three-Month KRW CD KSDA	3.480%	3/7/16	KRW	100,000,000	$2,224,419
Interest Rate Swap maturing 5/14/19 Call[10]	BAC	Receive	Three-Month USD BBA LIBOR	2.003	5/12/14	USD	550,000	1,456,108
Interest Rate Swap maturing 5/14/44 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	2.730	5/12/14	EUR	39,555	32,608
Interest Rate Swap maturing 5/15/21 Call[10]	BAC	Receive	Three-Month USD BBA LIBOR	2.584	5/13/14	USD	150,000	427,813
Interest Rate Swap maturing 5/16/24 Call[10]	GSG	Receive	Three-Month USD BBA LIBOR	3.148	5/14/14	USD	300,000	540,480
Interest Rate Swap maturing 5/2/19 Call[10]	UBS	Receive	Three-Month USD BBA LIBOR	2.010	4/30/14	USD	76,500	120,786
Interest Rate Swap maturing 5/30/33 Call[10]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	3,442,589
Interest Rate Swap maturing 5/8/24 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	2.874	5/6/14	USD	79,060	638,198

35    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 5/8/24 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	3.030%	5/6/14	USD	98,860	$296,507
Interest Rate Swap maturing 6/10/24 Call[10]	JPM	Receive	Six-Month EUR EURIBOR	1.955	6/6/14	EUR	150,000	925,483
Interest Rate Swap maturing 6/16/19 Call[10]	GSG	Receive	Six-Month AUD BBR BBSW	4.063	6/13/14	AUD	150,000	300,543
Interest Rate Swap maturing 6/17/19 Call[10]	JPM	Receive	Six-Month AUD BBR BBSW	3.983	6/16/14	AUD	150,000	443,797
Interest Rate Swap maturing 6/20/24 Call[10]	GSG	Receive	Three-Month USD BBA LIBOR	4.250	6/18/14	USD	120,000	558,245
Interest Rate Swap maturing 6/24/19 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	2.155	6/20/14	USD	400,000	1,435,000
Interest Rate Swap maturing 6/24/19 Call[10]	JPM	Receive	Three-Month USD BBA LIBOR	2.150	6/20/14	USD	97,890	357,324
Interest Rate Swap maturing 6/27/19 Call[10]	JPM	Receive	Three-Month USD BBA LIBOR	2.180	6/25/14	USD	250,000	890,487

36    OPPENHEIMER INTERNATIONAL BOND FUND

	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 6/27/19 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	2.183%	6/25/14	USD	146,590	$517,793
Interest Rate Swap maturing 6/27/19 Call[10]	JPM	Receive	Three-Month USD BBA LIBOR	2.195	6/25/14	USD	250,000	846,763
Interest Rate Swap maturing 7/25/18 Call[10]	GSG	Receive	Three-Month USD BBA LIBOR	2.828	7/21/14	USD	600,000	1,721,586
Interest Rate Swap maturing 8/4/46 Call[10]	BOA	Receive	Three-Month USD BBA LIBOR	4.860	8/2/16	USD	43,895	1,074,952

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $61,324,238)								45,979,677

							Shares
Investment Company—8.5%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.08%[12,13] (Cost $794,738,431)							794,738,431	794,738,431
Total Investments, at Value (Cost $9,317,209,357)							100.2%	9,356,076,722
Liabilities in Excess of Other Assets							(0.2)	(17,638,590)

Net Assets							100.0%	$9,338,438,132

Footnotes to Statement of Investments

1.	Represents the current interest rate for a variable or increasing rate security.
2.	All or portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $17,005,270. See Note 6 of the accompanying Notes.
3.	All or portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $15,023,043. See Note 6 of the accompanying Notes.
4.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,170,153,184 or 23.24% of the Fund’s net assets as of March 31, 2014.
5.	Zero coupon bond reflects effective yield on the date of purchase.
6.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

37    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

7.	This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
8.	Restricted security. The aggregate value of restricted securities as of March 31, 2014 was $3,320,055, which represents 0.04% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Depreciation
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2A, 7.208%, 5/22/15	5/21/08	$122,792	$91,551	$31,241
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2B, 7.208%, 5/22/15	6/12/08	214,813	160,171	54,642
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2C, 7.208%, 5/22/15	6/18/08	3,259,229	2,414,990	844,239
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2D, 7.208%, 5/22/15	7/08/08	237,353	176,001	61,352
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2E, 7.208%, 5/22/15	7/15/08	172,730	127,868	44,862
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2F, 7.208%, 5/22/15	8/8/08	111,830	81,663	30,167
Deutsche Bank AG, Opic Reforma I Credit Linked Nts., Cl. 2G, 7.208%, 5/22/15	8/22/08	20,634	15,039	5,595
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	3,122,914	252,772	2,870,142

		$7,262,295	$3,320,055	$3,942,240

9.	All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after March 31, 2014. See Note 1 of the accompanying Notes.
10.	Non-income producing security.
11.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
12.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 2014, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares September 30, 2013	Gross Additions	Gross Reductions	Shares March 31, 2014
Oppenheimer Institutional Money Market Fund, Cl. E	454,741,805	3,482,986,670	3,142,990,044	794,738,431

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$794,738,431	$107,428

13.	Rate shown is the 7-day yield as of March 31, 2014.

38    OPPENHEIMER INTERNATIONAL BOND FUND

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$1,130,685,368	12.1%
United Kingdom	653,409,173	7.0
Italy	641,087,036	6.8
Germany	597,972,669	6.4
France	589,309,473	6.3
Brazil	586,608,096	6.3
Japan	571,929,078	6.1
Australia	444,033,743	4.7
Mexico	424,555,593	4.5
South Africa	249,539,515	2.7
India	234,644,144	2.5
Russia	226,020,745	2.4
Indonesia	190,428,625	2.0
Turkey	175,676,146	1.9
Spain	174,016,296	1.9
Belgium	166,862,626	1.8
Netherlands	153,843,075	1.6
Colombia	151,757,914	1.6
Poland	137,232,867	1.5
Peru	127,496,240	1.4
Malaysia	127,078,117	1.4
Portugal	118,815,453	1.3
Canada	99,080,564	1.1
Israel	89,929,263	1.0
Hungary	83,268,997	0.9
Chile	76,361,847	0.8
Singapore	74,458,127	0.8
Supranational	71,679,988	0.8
Philippines	69,890,687	0.7
United Arab Emirates	62,686,325	0.7
Denmark	56,667,362	0.6
Romania	49,327,929	0.5
South Korea	48,875,312	0.5
Finland	48,820,182	0.5
Switzerland	44,733,201	0.5
Greece	42,647,573	0.4
Venezuela	40,455,713	0.4
Lithuania	37,767,219	0.4
China	36,214,785	0.4
Sweden	35,884,741	0.4
Luxembourg	35,054,637	0.4
Ivory Coast	29,961,225	0.3
Sri Lanka	27,405,625	0.3
Serbia	27,337,282	0.3
Panama	27,172,770	0.3
Kazakhstan	25,668,845	0.3
Uruguay	25,308,338	0.3
Croatia	21,972,724	0.2
Ukraine	21,370,750	0.2
Ireland	19,716,351	0.2
Slovenia	15,112,170	0.2
Jamaica	14,867,569	0.2

39    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Morocco	$13,957,125	0.1%
Angola	12,972,450	0.1
Dominican Republic	12,389,138	0.1
Latvia	11,355,201	0.1
Norway	10,907,422	0.1
Eurozone	10,745,115	0.1
Trinidad	8,723,825	0.1
Tanzania	8,685,519	0.1
Jersey, Channel Islands	8,026,925	0.1
Gabon	6,438,750	0.1
Nigeria	5,811,750	0.1
Hong Kong	5,434,003	0.1
Austria	5,033,212	0.0
Barbados	2,676,094	0.0
Taiwan	220,100	0.0

Total	$9,356,076,722	100.0%

Forward Currency Exchange Contracts as of March 31, 2014

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	05/2014	EUR	66,755	USD	92,385	$—	$429,078
BAC	04/2014	GBP	50,000	USD	83,260	89,864	—
BAC	04/2014	JPY	10,132,000	USD	100,026	—	1,850,777
BAC	04/2014	MXN	328,880	USD	24,814	367,561	—
BAC	05/2014	TRY	65,450	USD	29,689	587,028	—
BAC	01/2015	USD	23,985	BRL	61,940	—	1,328,551
BAC	04/2014 – 05/2014	USD	68,987	EUR	50,010	141,893	43,712
BAC	05/2014	USD	30,240	INR	1,893,750	—	1,109,804
BAC	04/2014	USD	3,631	MXN	47,940	—	40,060
BAC	05/2014	USD	15,477	RUB	563,220	—	357,513
BAC	05/2014	USD	2,940	ZAR	32,730	—	152,686
BNP	05/2014	CAD	114,130	USD	106,729	—	3,634,661
BNP	05/2014	DKK	90,425	USD	16,577	115,133	—
BNP	04/2014	EUR	20,380	USD	27,893	182,861	—
BNP	04/2014 – 05/2014	GBP	11,930	USD	19,772	109,440	—
BNP	04/2014	JPY	1,359,000	USD	13,406	—	237,656
BNP	04/2014 – 06/2014	MXN	811,000	USD	60,761	1,069,119	—
BNP	05/2014	NOK	20,930	USD	3,407	80,307	—
BNP	04/2014	PLN	164,940	USD	53,609	885,158	—
BNP	04/2014	RON	76,950	USD	23,235	518,386	—
BNP	05/2014	TRY	65,110	USD	28,937	1,181,730	—
BNP	05/2014	USD	6,312	CAD	6,735	228,692	—
BNP	05/2014	USD	24,021	DKK	131,890	—	324,858
BNP	04/2014 – 07/2014	USD	162,294	EUR	119,280	41,464	2,068,488
BNP	04/2014 – 05/2014	USD	266,187	GBP	160,765	—	1,750,263
BNP	04/2014	USD	49,714	JPY	5,088,000	413,435	—
BNP	06/2014	USD	44,926	MXN	598,300	—	623,428
BNP	05/2014	USD	1,688	NOK	10,470	—	56,682
BNP	05/2014	USD	15,090	TRY	34,880	—	1,045,132
BNP	06/2014	USD	81,323	ZAR	889,105	—	2,123,033

40    OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BOA	05/2014	AUD	26,535	USD	23,720	$789,387	$—
BOA	04/2014	BRL	422,360	USD	179,244	6,899,215	—
BOA	04/2014	COP	71,639,000	USD	35,618	659,586	—
BOA	12/2014	EUR	10,415	USD	14,319	28,314	—
BOA	12/2014	GBP	2,345	USD	3,902	—	474
BOA	04/2014 – 07/2014	INR	2,280,250	USD	37,883	193,826	—
BOA	05/2014	JPY	18,397,000	USD	181,578	—	3,282,235
BOA	04/2014 – 05/2014	KRW	303,590,000	USD	283,326	1,405,440	—
BOA	04/2014 – 10/2014	MXN	1,808,500	USD	135,938	1,805,732	—
BOA	05/2014	TRY	65,580	USD	29,686	650,135	—
BOA	05/2014	USD	285,910	AUD	320,595	—	10,216,047
BOA	04/2014 – 01/2015	USD	154,925	BRL	376,430	—	6,282,207
BOA	04/2014	USD	10,565	COP	21,077,000	—	108,709
BOA	04/2014 – 10/2014	USD	67,939	INR	4,217,000	88,666	1,267,376
BOA	05/2014	USD	399,617	JPY	40,783,000	4,366,080	—
BOA	04/2014 – 02/2015	USD	146,350	KRW	159,850,000	—	2,510,508
BOA	04/2014 – 06/2014	USD	186,907	MXN	2,485,525	—	2,810,333
BOA	05/2014	USD	28,650	MYR	95,770	—	714,495
BOA	08/2014	USD	3,642	PEN	10,470	—	24,205
BOA	05/2014	USD	19,727	RUB	724,300	—	636,247
BOA	05/2014	USD	53,055	SGD	67,250	—	408,291
BOA	05/2014	USD	38,943	TRY	87,750	—	1,648,145
BOA	05/2014	USD	15,377	ZAR	166,870	—	393,227
CITNA-B	05/2014	CAD	75,105	USD	70,274	—	2,431,422
CITNA-B	04/2014	EUR	16,000	USD	21,982	59,533	—
CITNA-B	04/2014	MXN	1,722,880	USD	130,368	1,528,387	28,903
CITNA-B	05/2014	PLN	23,550	USD	7,521	237,611	—
CITNA-B	05/2014	USD	222,947	AUD	247,735	—	5,879,964
CITNA-B	05/2014	USD	140,447	CAD	148,920	5,927,051	—
CITNA-B	04/2014	USD	9,058	COP	18,140,000	—	128,971
CITNA-B	04/2014	USD	5,693	EUR	4,155	—	30,686
CITNA-B	04/2014 – 05/2014	USD	4,433	GBP	2,660	1,047	736
CITNA-B	05/2014	USD	9,297	HUF	2,128,100	—	211,463
CITNA-B	04/2014	USD	45,012	JPY	4,569,000	740,174	—
CITNA-B	04/2014	USD	95,796	MXN	1,289,600	—	2,859,338
DEU	05/2014	EUR	61,065	USD	83,871	459,153	212,732
DEU	05/2014	JPY	86,466,000	USD	845,995	—	8,005,096
DEU	05/2014	USD	69,579	EUR	50,885	—	515,116
DEU	05/2014	USD	664,850	JPY	67,955,000	6,260,891	—
DEU	05/2014	USD	20,678	PLN	64,740	—	651,553
DEU	05/2014	ZAR	30,660	USD	2,943	—	57,071
FIB	04/2014 – 05/2014	RUB	705,200	USD	19,127	782,887	—
GSCO-OT	05/2014 – 09/2014	AUD	11,205	USD	10,466	51,225	230,300
GSCO-OT	04/2014 – 01/2015	BRL	790,780	USD	339,175	5,940,900	7,068,681
GSCO-OT	04/2014	COP	10,195,000	USD	4,977	186,133	—
GSCO-OT	05/2014	GBP	53,925	USD	89,954	149,311	241,348
GSCO-OT	04/2014 – 09/2014	INR	6,640,700	USD	107,129	1,849,509	215,326

41    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	04/2014	KRW	120,215,000	USD	113,000	$—	$181,433
GSCO-OT	04/2014	MXN	133,980	USD	10,000	258,683	—
GSCO-OT	05/2014 – 09/2014	USD	23,514	AUD	26,235	—	655,415
GSCO-OT	04/2014 – 01/2015	USD	441,379	BRL	1,062,318	2,433,058	12,316,580
GSCO-OT	04/2014	USD	11,835	COP	24,064,000	—	352,391
GSCO-OT	06/2014	USD	344,025	EUR	250,000	—	347,539
GSCO-OT	05/2014	USD	32,723	GBP	19,590	78,131	—
GSCO-OT	04/2014 – 09/2014	USD	99,779	INR	6,640,700	—	8,984,392
GSCO-OT	05/2014	USD	109,000	JPY	11,372,000	—	1,212,040
GSCO-OT	04/2014 – 10/2014	USD	203,014	MXN	2,734,780	—	5,320,757
HSBC	04/2014	RUB	214,800	USD	5,785	282,176	—
JPM	01/2016	CNH	370,050	USD	60,176	—	1,318,909
JPM	04/2014	COP	2,625,000	USD	1,287	42,314	—
JPM	05/2014	IDR	935,501,000	USD	79,641	3,226,227	—
JPM	04/2014	INR	2,087,000	USD	34,076	835,925	—
JPM	04/2014	MXN	1,360,300	USD	101,010	3,143,583	—
JPM	05/2014	PLN	385,445	USD	125,964	1,029,408	—
JPM	04/2014	RUB	645,200	USD	17,592	631,436	—
JPM	05/2014	THB	977,200	USD	31,121	—	1,045,924
JPM	05/2014	TRY	28,870	USD	12,689	665,877	—
JPM	04/2014 – 10/2014	USD	62,007	BRL	153,675	—	3,997,287
JPM	05/2014	USD	41,980	IDR	491,171,000	—	1,566,318
JPM	04/2014 – 07/2014	USD	69,027	INR	4,178,000	56,363	186,603
JPM	04/2014	USD	74,496	MXN	1,000,000	—	2,017,152
JPM	05/2014	USD	12,880	MYR	42,500	—	137,502
JPM	08/2014	USD	15,878	PHP	725,000	—	274,719
JPM	04/2014 – 05/2014	USD	49,528	RUB	1,785,870	—	781,435
JPM	05/2014	USD	32,283	THB	977,200	2,207,693	—
JPM	05/2014	USD	6,667	TRY	15,410	—	461,774
JPM	05/2014	USD	46,350	ZAR	503,220	—	1,205,890
JPM	05/2014	ZAR	110,960	USD	10,221	265,407	—
MSCO	04/2014 – 05/2014	BRL	227,260	USD	99,099	350,333	—
MSCO	04/2014 – 10/2014	MXN	773,300	USD	57,672	1,428,056	—
MSCO	05/2014	SEK	790	USD	121	545	—
MSCO	04/2014 – 07/2014	USD	148,953	BRL	341,272	287,094	407,117
MSCO	07/2014 – 09/2014	USD	385,744	EUR	281,415	—	1,895,096
MSCO	04/2014	USD	133,276	JPY	13,865,000	—	1,071,006
MSCO	04/2014	USD	12,626	MXN	165,600	—	53,088
MSCO	05/2014	USD	1,379	SEK	9,110	—	27,196
MSCO	05/2014	USD	31,444	TRY	71,520	—	1,639,873
NOM	04/2014	USD	287,061	JPY	28,001,000	15,741,928	—
RBS	05/2014	CHF	15,875	USD	17,519	446,151	—
RBS	05/2014	USD	415	CHF	375	—	9,342
RBS	04/2014	USD	3,490	NOK	21,685	—	130,310
RBS	05/2014	USD	69,475	ZAR	787,265	—	4,924,350
TDB	04/2014	USD	12,205	MXN	164,200	—	367,223

Total Unrealized Appreciation and Depreciation						$80,482,652	$129,136,248

42    OPPENHEIMER INTERNATIONAL BOND FUND

Futures Contracts as of March 31, 2014

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
Euro-Bundesobligations	EUX	Sell	6/6/14	700	$138,269,218	$(700,424)
U.S. Treasury Long Bonds	CBT	Sell	6/19/14	794	105,775,688	(707,843)
U.S. Treasury Nts., 5 yr.	CBT	Sell	6/30/14	2,500	297,382,825	1,892,255
U.S. Treasury Nts., 10 yr.	CBT	Buy	6/19/14	500	61,750,000	(789,853)

						$(305,865)

Over-the-Counter Options Written at March 31, 2014

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
AUD Currency Call	BOA	AUD	0.900	12/4/14	AUD	(150,000,000)	$2,196,776	$(5,367,900)
AUD Currency Call	GSG	AUD	1.040	6/27/14	AUD	(100,000,000)	737,232	(758,015)
AUD Currency Call	GSG	AUD	1.100	6/12/14	AUD	(100,000,000)	403,718	(329,350)
AUD Currency Put	GSG	AUD	0.800	11/10/14	AUD	(150,000,000)	2,247,600	(572,250)
BRL Currency Call	CITNA-B	BRL	2.305	4/15/14	BRL	(69,290,000)	249,504	(559,378)
BRL Currency Call	GSG	BRL	2.275	4/24/14	BRL	(170,625,000)	305,250	(879,060)
EUR Currency Put	CITNA-B	EUR	1.288	7/10/14	EUR	(100,000,000)	640,780	(132,800)
EUR Currency Call	GSG	EUR	329.000	4/29/14	EUR	(21,525,000)	290,275	(8,186)
GBP Currency Call	GSG	GBP	1.870	6/6/14	GBP	(100,000,000)	1,507,358	(1,521,780)
IDR Currency Put	GSG	IDR	17000.000	2/5/15	IDR	(850,000,000,000)	675,000	—
IDR Currency Call	GSG	IDR	11500.000	2/5/15	IDR	(575,000,000,000)	462,519	(1,150,000)
IDR Currency Put	GSG	IDR	16000.000	2/16/15	IDR	(1,200,000,000,000)	1,282,500	—
IDR Currency Call	GSG	IDR	11500.000	2/16/15	IDR	(862,500,000,000)	693,755	(1,725,000)
INR Currency Put	BOA	INR	65.000	7/1/14	INR	(3,250,000,000)	333,500	(344,500)
INR Currency Call	BOA	INR	59.000	7/1/14	INR	(2,950,000,000)	481,050	(359,900)
JPY Currency Call	BAC	JPY	100.200	4/1/14	JPY	(12,525,000,000)	258,750	—
JPY Currency Call	BOA	JPY	13.695	4/30/15	JPY	(5,000,000,000)	1,980,818	(452,372)
JPY Currency Call	BOA	JPY	13.540	5/7/15	JPY	(5,000,000,000)	1,647,213	(503,839)
JPY Currency Put	BOA	JPY	104.500	6/18/14	JPY	(20,900,000,000)	1,170,000	(2,069,100)
JPY Currency Put	GSG	JPY	120.000	5/22/15	JPY	(23,739,000,000)	4,015,846	(925,821)
JPY Currency Call	GSG	JPY	84.550	12/18/15	JPY	(15,032,000,000)	4,450,040	(1,879,000)
JPY Currency Call	GSG	JPY	11.500	3/31/15	JPY	(5,000,000,000)	1,091,907	(1,089,473)

43    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value
JPY Currency Put	JPM	JPY	103.750	4/1/14	JPY	(12,968,750,000)	$468,750	$(51,875)
JPY Currency Call	JPM	JPY	13.180	5/7/15	JPY	(5,000,000,000)	1,783,639	(574,760)
KRW Currency Put	BOA	KRW	1200.000	2/2/15	KRW	(120,000,000,000)	1,880,092	(1,200,000)
KRW Currency Put	BOA	KRW	1200.000	2/2/15	KRW	(120,000,000,000)	1,912,592	(1,200,000)
KRW Currency Put	GSG	KRW	1125.000	1/5/15	KRW	(281,250,000,000)	5,300,007	(4,781,250)
MXN Currency Call	GSG	MXN	12.800	6/6/14	MXN	(2,560,000,000)	954,000	(1,093,120)
MYR Currency Put	BOA	MYR	3.500	8/14/14	MYR	(175,000,000)	420,000	(247,625)
MYR Currency Put	GSG	MYR	3.300	4/28/14	MYR	(330,000,000)	710,000	(438,900)
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds, 3.50%, 12/1/18 Call	JPM	EUR	105.790	5/27/14	EUR	(50,000,000)	383,082	(889,416)
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds, 3.50%, 12/1/18 Call	JPM	EUR	104.050	4/15/14	EUR	(50,000,000)	333,065	(2,264,720)
Republic of Italy Buoni Poliennali del Tesoro Unsec. Bonds, 3.50%, 12/1/18 Call	JPM	EUR	106.120	6/17/14	EUR	(50,000,000)	313,357	(605,789)
TWD Currency Put	GSG	TWD	31.500	6/23/14	TWD	(3,150,000,000)	210,000	(78,750)
ZAR Currency Put	BAC	ZAR	10.925	6/10/14	ZAR	(338,600,000)	832,476	(429,345)

Total Over-the-Counter Options Written							$42,622,451	$(34,483,274)

Over-the-Counter Credit Default Swaps at March 31, 2014

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000%	12/20/17	EUR	4,405	$171,759	$442,449
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	4,405	171,759	442,449
Banco Santander SA	BAC	Sell	3.000	9/20/17	EUR	20,000	(72,103)	2,011,452
Banco Santander SA	BOA	Sell	3.000	12/20/17	EUR	5,000	(106,114)	520,601
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	8,850	(31,905)	890,068

44    OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaps (Continued)

Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/(Paid)	Value
Bolivarian Republic of Venezuela	FIB	Buy	5.000%	3/20/19	USD	8,295	$(2,199,134)	$2,093,325
iTraxx Asia Ex-Japan IG Sereis 20 Version 1	GSG	Sell	1.000	12/20/18	USD	25,000	372,206	(168,127)
iTraxx Asia Ex-Japan IG Sereis 21 Version 1	GSG	Sell	1.000	6/20/19	USD	20,000	375,624	(147,778)
Republic of Ireland	GSG	Buy	1.000	3/20/18	EUR	19,335	(715,358)	(366,245)
Republic of Ireland	GSG	Buy	1.000	3/20/18	USD	21,975	(923,121)	(305,475)
Russian Federation	BOA	Buy	1.000	3/20/19	USD	49,450	(3,704,592)	2,582,700
Russian Federation	BOA	Buy	1.000	3/20/19	USD	15,455	(1,250,253)	807,192
Russian Federation	JPM	Buy	1.000	3/20/19	USD	6,370	(394,279)	332,696
Telefonica SA	UBS	Sell	1.000	9/20/17	EUR	5,000	627,078	13,670
Ukraine	JPM	Buy	5.000	12/20/18	USD	4,050	(817,359)	585,867

Total Over-the-Counter Credit Default Swaps							$(8,495,792)	$9,734,844

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt (EUR)	47,660,000	EUR	—	EUR	BBB to BBB-
Investment Grade Sovereign Debt	$45,000,000		$—		A-

Total EUR	47,660,000	EUR	—	EUR

Total USD	$45,000,000		$—

*	The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.
**	The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

45    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Currency Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Fixed Rate	Floating Rate	Maturity Date	Notional Amount Currency Received (000’s)		Notional Amount Currency Delivered (000’s)		Premiums Received/ (Paid)	Value
BAC	Pay	7.150%	Six-Month USD BBA LIBOR	1/28/19	INR	1,567,863	USD	25,000	$—	$1,286,247
BOA	Receive	1.480	Three-Month USD BBA LIBOR	3/24/16	USD	150,000	CNH	939,600	—	(154,578)
BOA	Receive	1.150	Three-Month USD BBA LIBOR	2/27/16	USD	200,000	CNH	1,233,000	—	385,362
BOA	Pay	7.100	Six-Month USD BBA LIBOR	1/21/19	INR	921,795	USD	15,025	—	395,720
GSG	Pay	7.210	Six-Month USD BBA LIBOR	1/13/19	INR	935,000	USD	15,039	—	924,562
GSG	Pay	7.100	Six-Month USD BBA LIBOR	1/15/19	INR	931,750	USD	15,045	—	785,232
GSG	Pay	7.370	Six-Month USD BBA LIBOR	1/7/19	INR	1,559,500	USD	25,000	—	1,832,793
JPM	Receive	1.140	Three-Month USD BBA LIBOR	3/3/16	USD	150,000	CNH	916,200	—	312,734
JPM	Receive	1.355	Three-Month USD BBA LIBOR	3/14/16	USD	150,000	CNH	928,125	—	10,114

Total of Over-the-Counter Currency Swaps									$—	$5,778,186

46    OPPENHEIMER INTERNATIONAL BOND FUND

Cleared Interest Rate Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Receive	Three-Month USD BBA LIBOR	1.552%	12/9/18	USD	164,870	$380,858
BAC	Receive	Three-Month USD BBA LIBOR	3.625	3/22/26	USD	19,775	27,585
BOA	Receive	Three-Month USD BBA LIBOR	4.078	3/18/24	USD	59,000	(31,948)
BOA	Receive	Three-Month USD BBA LIBOR	4.083	3/19/24	USD	60,000	(43,799)
BOA	Pay	Six-Month AUD BBR BBSW	5.560	2/14/24	AUD	72,000	686,783
BOA	Receive	Six-Month AUD BBR BBSW	3.668	3/17/19	AUD	100,000	137,240
BOA	Pay	Six-Month AUD BBR BBSW	5.480	3/12/24	AUD	72,000	444,787
BOA	Receive	Three-Month USD BBA LIBOR	2.850	2/18/24	USD	25,000	(112,328)
BOA	Receive	Six-Month AUD BBR BBSW	3.720	3/13/19	AUD	96,000	(105,461)
BOA	Receive	Six-Month AUD BBR BBSW	3.768	3/14/19	AUD	96,000	(309,705)
BOA	Receive	Six-Month AUD BBR BBSW	3.743	3/12/19	AUD	96,000	(226,624)
JPM	Receive	Three-Month USD BBA LIBOR	1.719	8/29/18	USD	90,000	(581,544)
JPM	Receive	Three-Month USD BBA LIBOR	3.036	1/8/24	USD	170,000	(4,320,028)
UBS	Receive	Six-Month EUR EURIBOR	1.060	12/9/18	EUR	133,140	(1,637,999)
UBS	Receive	Six-Month EUR EURIBOR	2.254	9/5/23	EUR	95,365	(7,986,000)

Total Cleared Interest Rate Swaps							$(13,678,183)

47    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps at March 31, 2014

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
BAC	Pay	Three-Month SEK STIBOR SIDE	2.175%	5/10/23	SEK	163,000	$(4,884)
BOA	Pay	BZDI	12.700	1/4/16	BRL	182,075	(73,290)
BOA	Pay	BZDI	13.230	1/4/16	BRL	403,830	514,534
BOA	Pay	MXN TIIE BANXICO	4.345	1/11/16	MXN	1,022,900	220,116
DEU	Pay	BZDI	12.850	1/4/16	BRL	204,360	15,039
GSG	Pay	BZDI	12.703	1/4/16	BRL	207,380	(81,828)
GSG	Pay	BZDI	12.520	1/4/16	BRL	149,220	(145,569)
GSG	Receive	Six-Month SGD SOR VWAP	2.810	9/1/24	SGD	63,000	(323,620)
GSG	Pay	Three-Month SEK STIBOR SIDE	1.565	5/3/18	SEK	635,000	1,200,360
GSG	Pay	BZDI	11.880	1/4/16	BRL	191,000	(177,878)
GSG	Pay	NSERO	8.630	3/10/15	INR	20,000,000	(105,257)
HSBC	Pay	MXN TIIE BANXICO	4.760	1/13/16	MXN	1,640,400	321,416
JPM	Pay	BZDI	12.090	1/4/16	BRL	155,110	42,058
JPM	Pay	Three-Month KRW CD KSDA	2.960	3/15/23	KRW	25,000,000	(537,516)
JPM	Pay	Three-Month KRW CD KSDA	3.243	3/18/24	KRW	60,000,000	(229,464)
JPM	Receive	Three-Month USD BBA LIBOR	2.150	5/30/23	USD	27,000	1,123,636
JPM	Pay	BZDI	12.810	1/4/16	BRL	198,720	(10,581)
JPM	Pay	BZDI	12.490	1/4/16	BRL	198,340	(212,465)
JPM	Pay	MXN TIIE BANXICO	7.030	5/23/23	MXN	850,000	(2,223,297)

Total Over-the-Counter Interest Rate Swaps							$(688,490)

Over-the-Counter Credit Default Swaptions Written at March 31, 2014

Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY. 21	5.000%	4/16/14	USD	50,000	$125,000	$(1,425)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY. 21	5.000	4/16/14	USD	100,000	150,000	(26,590)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.IG. 21	1.000	6/18/14	USD	250,000	337,500	(217,050)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.IG. 21	1.000	6/18/14	USD	250,000	275,000	(361,475)

48    OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Credit Default Swaptions Written (Continued)

Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	iTraxx Europe Series 20 Version 1	1.000%	4/16/14	EUR	197,750	$172,135	$(12,586)
Credit Default Swap maturing 12/20/18 Call	JPM	Sell	CDX.NA.HY. 21	5.000	4/16/14	USD	150,000	202,500	(13,470)
Credit Default Swap maturing 12/20/18 Call	BAC	Sell	CDX.NA.HY. 21	5.000	5/21/14	USD	50,000	285,000	(114,030)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	6/18/14	EUR	59,110	301,498	(445,006)
Credit Default Swap maturing 6/20/19 Call	JPM	Sell	iTraxx Europe Crossover Series 21 Version 1	5.000	6/18/14	EUR	59,110	574,477	(421,897)

Total Over-the-Counter Credit Default Swaptions Written								$2,423,110	$(1,613,529)

Over-the-Counter Interest Rate Swaptions Written at March 31, 2014

Description	Counterparty	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 5/15/21 Call	BAC	Receive	Three- Month USD BBA LIBOR	2.184%	5/13/14	USD	150,000	$577,500	$(172,884)
Interest Rate Swap maturing 11/25/44 Call	BAC	Receive	Six-Month GBP BBA LIBOR	3.468	11/25/14	GBP	54,000	3,364,816	(3,759,226)
Interest Rate Swap maturing 5/14/19 Call	BAC	Receive	Three- Month USD BBA LIBOR	1.603	5/12/14	USD	550,000	1,540,000	(291,902)
Interest Rate Swap maturing 3/22/26 Call	BAC	Pay	Three- Month USD BBA LIBOR	4.125	3/18/16	USD	61,305	1,544,886	(1,487,327)
Interest Rate Swap maturing 6/1/33 Call	BAC	Pay	Six-Month EUR EURIBOR	3.117	5/30/23	EUR	43,925	3,870,578	(3,997,422)
Interest Rate Swap maturing 4/8/24 Call	BAC	Pay	Six-Month AUD BBR BBSW	4.420	4/7/14	AUD	75,000	505,153	(252,014)
Interest Rate Swap maturing 3/20/20 Call	BOA	Pay	Three- Month USD BBA LIBOR	2.320	3/18/15	USD	300,000	4,830,000	(5,952,060)

49    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 9/8/24 Call	BOA	Pay	Three- Month USD BBA LIBOR	3.465%	9/4/14	USD	79,060	$537,608	$(414,538)
Interest Rate Swap maturing 9/8/24 Call	BOA	Receive	Three- Month USD BBA LIBOR	2.565	9/4/14	USD	79,060	377,116	(213,472)
Interest Rate Swap maturing 6/27/19 Call	BOA	Receive	Three- Month USD BBA LIBOR	1.783	6/25/14	USD	146,590	403,123	(461,887)
Interest Rate Swap maturing 8/4/21 Call	BOA	Pay	Three- Month USD BBA LIBOR	4.860	8/2/16	USD	173,385	2,600,775	(1,595,586)
Interest Rate Swap maturing 6/24/19 Call	BOA	Receive	Three- Month USD BBA LIBOR	1.855	6/20/14	USD	400,000	1,520,000	(1,755,724)
Interest Rate Swap maturing 1/4/16 Call	FIB	Pay	BZDI	13.515	1/2/15	BRL	500,000	744,744	(963,515)
Interest Rate Swap maturing 1/4/16 Call	FIB	Receive	BZDI	11.750	1/2/15	BRL	500,000	531,960	(673,076)
Interest Rate Swap maturing 1/4/16 Call	GSG	Pay	BZDI	13.510	1/2/15	BRL	320,000	448,507	(618,441)
Interest Rate Swap maturing 6/20/18 Call	GSG	Pay	Three- Month USD BBA LIBOR	2.500	6/18/14	USD	250,000	525,000	(1,007,718)
Interest Rate Swap maturing 1/4/16 Call	GSG	Receive	BZDI	11.750	1/2/15	BRL	320,000	323,921	(430,769)
Interest Rate Swap maturing 6/16/19 Call	GSG	Receive	Six- Month AUD BBR BBSW	3.663	6/13/14	AUD	150,000	414,426	(451,003)
Interest Rate Swap maturing 7/25/18 Call	GSG	Receive	Three- Month USD BBA LIBOR	2.428	7/21/14	USD	600,000	1,710,000	(1,714,506)
Interest Rate Swap maturing 6/5/24 Call	GSG	Pay	MXN TIIE BANXICO	6.720	6/17/14	MXN	480,000	639,209	(816,492)
Interest Rate Swap maturing 1/4/16 Call	GSG	Receive	BZDI	11.750	1/2/15	BRL	1,200,000	1,051,218	(1,615,383)
Interest Rate Swap maturing 5/16/24 Call	GSG	Pay	MXN TIIE BANXICO	6.755	5/28/14	MXN	450,000	708,113	(534,392)

50    OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 1/4/16 Call	GSG	Pay	BZDI	13.830%	1/2/15	BRL	1,200,000	$1,671,932	$(1,919,587)
Interest Rate Swap maturing 6/27/19 Call	JPM	Receive	Three- Month USD BBA LIBOR	1.795	6/25/14	USD	250,000	750,000	(840,065)
Interest Rate Swap maturing 6/27/19 Call	JPM	Receive	Three- Month USD BBA LIBOR	1.780	6/25/14	USD	250,000	750,000	(777,508)
Interest Rate Swap maturing 6/24/19 Call	JPM	Receive	Three- Month USD BBA LIBOR	1.850	6/20/14	USD	97,890	371,982	(419,721)
Interest Rate Swap maturing 3/21/24 Call	JPM	Pay	MXN TIIE BANXICO	6.950	4/2/14	MXN	230,000	396,006	(108)
Interest Rate Swap maturing 1/18/20 Call	JPM	Pay	Three- Month USD BBA LIBOR	4.340	1/16/18	USD	213,145	2,451,167	(2,246,955)
Interest Rate Swap maturing 3/20/24 Call	JPM	Pay	MXN TIIE BANXICO	6.905	4/1/14	MXN	155,500	280,637	(8)
Interest Rate Swap maturing 5/13/24 Call	JPM	Pay	Six- Month AUD BBR BBSW	4.075	5/12/14	AUD	43,985	1,144,927	(1,279,815)
Interest Rate Swap maturing 3/20/24 Call	JPM	Pay	MXN TIIE BANXICO	6.930	4/1/14	MXN	155,500	290,191	(2)
Interest Rate Swap maturing 2/12/29 Call	JPM	Pay	Three- Month KRW CD KSDA	4.610	2/11/19	KRW	100,000,000	1,026,886	(761,684)
Interest Rate Swap maturing 6/10/24 Call	JPM	Pay	Six- Month EUR EURIBOR	2.205	6/6/14	EUR	150,000	643,560	(161,714)
Interest Rate Swap maturing 6/17/19 Call	JPM	Receive	Six- Month AUD BBR BBSW	3.583	6/16/14	AUD	150,000	393,175	(312,716)

51    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Interest Rate Swap maturing 4/8/24 Call	JPM	Pay	Six- Month AUD BBR BBSW	4.400%	4/7/14	AUD	75,000	$538,830	$(316,791)
Interest Rate Swap maturing 5/14/44 Call	JPM	Receive	Six- Month EUR EURIBOR	2.430	5/12/14	EUR	39,555	535,564	(498,741)
Interest Rate Swap maturing 5/10/24 Call	JPM	Pay	MXN TIIE BANXICO	6.800	5/22/14	MXN	275,000	448,449	(276,687)

Total Over-the-Counter Interest Rate Swaptions Written								$40,461,959	$(38,991,439)

Glossary:

Counterparty

Abbreviations

BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesia Rupiah

52    OPPENHEIMER INTERNATIONAL BOND FUND

Currency abbreviations indicate amounts reporting in currencies (Continued)

INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RSD	Serbian Dinar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
USD	U.S. Dollar
ZAR	South African Rand

Definitions

BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London – Interbank Offered Rate
BBR BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.IG.21	Markit CDX North American Investment Grade High Volatility
EURIBOR	Euro Interbank Offered Rate
iTraxx Asia Ex-Japan Series 20 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Asia Ex-Japan Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Crossover Series 21 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe Series 20 Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
KSDA	Korean Securities Dealers Assn.
LIBOR	London - Interbank Offered Rate
NSERO	Indian Rupee Floating Rate
SOR VWAP	Swap Offer Rate Singapore Dollar Index
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate

53    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange Abbreviations

CBT	Chicago Board of Trade
EUX	European Stock Exchange
OTC	Over-the-Counter

See accompanying Notes to Financial Statements.

54    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2014 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $8,522,470,926)	$8,561,338,291
Affiliated companies (cost $794,738,431)	794,738,431

9,356,076,722
Cash used for collateral on futures	43,964,594
Cash used for collateral on OTC derivatives	11,104,873
Unrealized appreciation on foreign currency exchange contracts	80,482,652
Swaps, at value (premiums paid $7,605,143)	20,092,392
Receivables and other assets:
Investments sold	148,416,372
Interest, dividends and principal paydowns	113,078,761
Shares of beneficial interest sold	13,198,346
Variation margin receivable—centrally cleared swaps	1,677,253
Variation margin receivable	388,125
Other	914,265

Total assets	9,789,394,355
Liabilities
Bank overdraft	23,414,434
Bank overdraft-foreign	816,198
Unrealized depreciation on foreign currency exchange contracts	129,136,248
Options written, at value (premiums received $42,622,451)	34,483,274
Swaps, at value (premiums paid $890,649)	5,267,852
Swaptions written, at value (premiums received $42,885,069)	40,604,968
Payables and other liabilities:
Investments purchased (including $29,070,000 purchased on a when-issued or delayed delivery basis)	163,059,777
Shares of beneficial interest redeemed	34,444,841
Variation margin payable—centrally cleared swaps	15,355,436
Dividends	2,722,752
Distribution and service plan fees	1,089,289
Trustees’ compensation	210,085
Variation margin payable	187,500
Other	163,569

Total liabilities	450,956,223
Net Assets	$9,338,438,132

Composition of Net Assets
Par value of shares of beneficial interest	$1,532,326
Additional paid-in capital	9,782,286,628
Accumulated net investment loss	(67,991,509)
Accumulated net realized loss on investments and foreign currency transactions	(371,417,907)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(5,971,406)

Net Assets	$9,338,438,132

55    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,956,988,700 and 648,844,588 shares of beneficial interest outstanding)	$6.10
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.40
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $99,603,635 and 16,395,332 shares of beneficial interest outstanding)	$6.08
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,014,610,367 and 166,991,118 shares of beneficial interest outstanding)	$6.08
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $571,603,943 and 93,846,199 shares of beneficial interest outstanding)	$6.09
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $232,997,282 and 38,317,715 shares of beneficial interest outstanding)	$6.08
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $3,462,634,205 and 567,930,649 shares of beneficial interest outstanding)	$6.10

See accompanying Notes to Financial Statements

56    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2014 Unaudited

Investment Income
Interest	$216,248,804
Dividends from affiliated companies	107,428

Total investment income	216,356,232
Expenses
Management fees	25,466,379
Distribution and service plan fees:
Class A	5,432,595
Class B	569,449
Class C	5,603,185
Class N	602,534
Transfer and shareholder servicing agent fees:
Class A	5,130,408
Class B	155,377
Class C	944,173
Class I	80,283
Class N	485,376
Class Y	3,094,142
Shareholder communications:
Class A	223,640
Class B	7,832
Class C	54,360
Class I	227
Class N	1,784
Class Y	280,742
Custodian fees and expenses	956,190
Trustees’ compensation	110,751
Other	313,614

Total expenses	49,513,041
Less waivers and reimbursements of expenses	(204,423)

Net expenses	49,308,618
Net Investment Income	167,047,614

57    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (including premiums on options and swaptions exercised)	$(143,685,006)
Closing and expiration of option contracts written	14,723,084
Closing and expiration of futures contracts	(21,697,414)
Foreign currency transactions	(181,546,224)
Swap contracts	(55,653,831)
Closing and expiration of swaption contracts written	12,422,829

Net realized loss	(375,436,562)
Net change in unrealized appreciation/depreciation on:
Investments	196,551,118
Translation of assets and liabilities denominated in foreign currencies	91,617,751
Futures contracts	21,487,660
Option contracts written	(7,078,937)
Swap contracts	39,466,603
Swaption contracts written	49,059,969

Net change in unrealized appreciation/depreciation	391,104,164
Net Increase in Net Assets Resulting from Operations	$182,715,216

See accompanying Notes to Financial Statements.

58    OPPENHEIMER INTERNATIONAL BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013
Operations
Net investment income	$167,047,614	$450,587,360
Net realized loss	(375,436,562)	(50,658,128)
Net change in unrealized appreciation/depreciation	391,104,164	(751,083,746)

Net increase (decrease) in net assets resulting from operations	182,715,216	(351,154,514)
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(71,565,011)	(207,329,209)
Class B	(1,412,116)	(4,769,252)
Class C	(14,543,723)	(45,809,112)
Class I	(9,966,539)	(8,379,307)
Class N	(3,505,453)	(9,643,527)
Class Y	(64,968,082)	(187,397,255)

	(165,960,924)	(463,327,662)
Distributions from net realized gain:
Class A	(1,551,481)	(35,431,146)
Class B	(41,079)	(1,125,675)
Class C	(397,939)	(9,753,509)
Class I	(171,958)	(202,424)
Class N	(86,156)	(1,870,317)
Class Y	(1,251,387)	(29,569,939)

	(3,500,000)	(77,953,010)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(842,554,617)	(700,925,118)
Class B	(29,376,239)	(54,212,964)
Class C	(225,776,001)	(270,119,587)
Class I	27,758,807	577,670,503
Class N	(20,098,032)	(42,305,087)
Class Y	(488,932,543)	(459,827,692)

	(1,578,978,625)	(949,719,945)
Net Assets
Total decrease	(1,565,724,333)	(1,842,155,131)
Beginning of period	10,904,162,465	12,746,317,596

End of period (including accumulated net investment loss of $67,991,509 and $69,078,199, respectively)	$9,338,438,132	$10,904,162,465

See accompanying Notes to Financial Statements.

59    OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$6.09	$6.54	$6.29	$6.80	$6.54	$5.96
Income (loss) from investment operations:
Net investment income[2]	0.10	0.23	0.25	0.25	0.26	0.22
Net realized and unrealized gain (loss)	0.01	(0.40)	0.33	(0.44)	0.31	0.74

Total from investment operations	0.11	(0.17)	0.58	(0.19)	0.57	0.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.24)	(0.33)	(0.26)	(0.26)	(0.33)
Distributions from net realized gain	0.00 [3]	(0.04)	0.00	(0.06)	(0.05)	(0.05)

Total dividends and/or distributions to shareholders	(0.10)	(0.28)	(0.33)	(0.32)	(0.31)	(0.38)

Net asset value, end of period	$6.10	$6.09	$6.54	$6.29	$6.80	$6.54

Total Return, at Net Asset Value[4]	1.85%	(2.77)%	9.58%	(2.88)%	9.04%	16.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,956,989	$4,794,923	$5,886,327	$6,382,276	$7,406,875	$7,268,308
Average net assets (in thousands)	$4,380,721	$5,586,929	$6,013,740	$7,004,799	$7,345,330	$6,632,191
Ratios to average net assets:[5]
Net investment income	3.30%	3.61%	3.89%	3.80%	4.04%	3.77%
Total expenses[6]	1.03%	1.01%	1.02%	0.98%	0.98%	0.99%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	1.01%	1.02%	0.98%	0.98%	0.98%
Portfolio turnover rate	52%	105%	111%	80%	146%	112%

60    OPPENHEIMER INTERNATIONAL BOND FUND

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Less than $0.005 per share.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.03%
Year Ended September 30, 2013	1.01%
Year Ended September 28, 2012	1.02%
Year Ended September 30, 2011	0.98%
Year Ended September 30, 2010	0.98%
Year Ended September 30, 2009	1.00%

See accompanying Notes to Financial Statements.

61    OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$6.07	$6.51	$6.27	$6.78	$6.52	$5.94
Income (loss) from investment operations:
Net investment income[2]	0.08	0.18	0.19	0.19	0.20	0.17
Net realized and unrealized gain (loss)	0.00 [3]	(0.40)	0.33	(0.44)	0.31	0.74

Total from investment operations	0.08	(0.22)	0.52	(0.25)	0.51	0.91
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.18)	(0.28)	(0.20)	(0.20)	(0.28)
Distributions from net realized gain	0.00 [3]	(0.04)	0.00	(0.06)	(0.05)	(0.05)

Total dividends and/or distributions to shareholders	(0.07)	(0.22)	(0.28)	(0.26)	(0.25)	(0.33)

Net asset value, end of period	$6.08	$6.07	$6.51	$6.27	$6.78	$6.52

Total Return, at Net Asset Value[4]	1.45%	(3.46)%	8.50%	(3.74)%	8.13%	15.87%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$99,604	$128,905	$193,955	$226,660	$286,029	$284,424
Average net assets (in thousands)	$113,989	$165,674	$208,830	$257,491	$279,115	$269,970
Ratios to average net assets:[5]
Net investment income	2.50%	2.77%	3.02%	2.93%	3.18%	2.89%
Total expenses[6]	1.83%	1.85%	1.89%	1.84%	1.85%	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.83%	1.85%	1.89%	1.84%	1.85%	1.85%
Portfolio turnover rate	52%	105%	111%	80%	146%	112%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Less than $0.005 per share.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.83%
Year Ended September 30, 2013	1.85%
Year Ended September 28, 2012	1.89%
Year Ended September 30, 2011	1.84%
Year Ended September 30, 2010	1.85%
Year Ended September 30, 2009	1.87%

See accompanying Notes to Financial Statements.

62    OPPENHEIMER INTERNATIONAL BOND FUND

Class C	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$6.07	$6.51	$6.27	$6.78	$6.52	$5.94
Income (loss) from investment operations:
Net investment income[2]	0.08	0.19	0.20	0.21	0.21	0.18
Net realized and unrealized gain (loss)	0.01	(0.40)	0.33	(0.45)	0.31	0.74

Total from investment operations	0.09	(0.21)	0.53	(0.24)	0.52	0.92
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.08)	(0.19)	(0.29)	(0.21)	(0.21)	(0.29)
Distributions from net realized gain	0.00 [3]	(0.04)	0.00	(0.06)	(0.05)	(0.05)

Total dividends and/or distributions to shareholders	(0.08)	(0.23)	(0.29)	(0.27)	(0.26)	(0.34)

Net asset value, end of period	$6.08	$6.07	$6.51	$6.27	$6.78	$6.52

Total Return, at Net Asset Value[4]	1.50%	(3.30)%	8.69%	(3.58)%	8.29%	16.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,014,610	$1,238,931	$1,614,123	$1,724,712	$2,029,424	$1,812,805
Average net assets (in thousands)	$1,123,063	$1,509,389	$1,651,022	$1,891,414	$1,965,153	$1,594,278
Ratios to average net assets:[5]
Net investment income	2.62%	2.93%	3.21%	3.10%	3.34%	3.05%
Total expenses[6]	1.72%	1.69%	1.71%	1.68%	1.69%	1.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.72%	1.69%	1.71%	1.68%	1.69%	1.70%
Portfolio turnover rate	52%	105%	111%	80%	146%	112%

63    OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Less than $0.005 per share.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.72%
Year Ended September 30, 2013	1.69%
Year Ended September 28, 2012	1.71%
Year Ended September 30, 2011	1.68%
Year Ended September 30, 2010	1.69%
Year Ended September 30, 2009	1.72%

See accompanying Notes to Financial Statements.

64    OPPENHEIMER INTERNATIONAL BOND FUND

Class I	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Period Ended September 28, 2012[1,2]
Per Share Operating Data
Net asset value, beginning of period	$6.08	$6.53	$6.36
Income (loss) from investment operations:
Net investment income[3]	0.11	0.24	0.18
Net realized and unrealized gain (loss)	0.01	(0.38)	0.18

Total from investment operations	0.12	(0.14)	0.36
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.27)	(0.19)
Distributions from net realized gain	0.00 [4]	(0.04)	0.00

Total dividends and/or distributions to shareholders	(0.11)	(0.31)	(0.19)

Net asset value, end of period	$6.09	$6.08	$6.53

Total Return, at Net Asset Value[5]	2.08%	(2.31)%	5.70%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$571,604	$542,637	$855
Average net assets (in thousands)	$536,504	$206,805	$380
Ratios to average net assets:[6]
Net investment income	3.75%	3.95%	4.20%
Total expenses[7]	0.57%	0.57%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.57%	0.57%	0.57%
Portfolio turnover rate	52%	105%	111%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	For the period from January 27, 2012 (inception of offering) to September 28, 2012.
3.	Per share amounts calculated based on the average shares outstanding during the period.
4.	Less than $0.005 per share.
5.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
6.	Annualized for periods less than one full year.
7.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	0.57%
Year Ended September 30, 2013	0.57%
Period Ended September 28, 2012	0.57%

See accompanying Notes to Financial Statements.

65    OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

Class N	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$6.07	$6.52	$6.28	$6.79	$6.52	$5.95
Income (loss) from investment operations:
Net investment income[2]	0.09	0.20	0.22	0.22	0.23	0.20
Net realized and unrealized gain (loss)	0.01	(0.40)	0.33	(0.44)	0.32	0.72

Total from investment operations	0.10	(0.20)	0.55	(0.22)	0.55	0.92
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.21)	(0.31)	(0.23)	(0.23)	(0.30)
Distributions from net realized gain	0.00 [3]	(0.04)	0.00	(0.06)	(0.05)	(0.05)

Total dividends and/or distributions to shareholders	(0.09)	(0.25)	(0.31)	(0.29)	(0.28)	(0.35)

Net asset value, end of period	$6.08	$6.07	$6.52	$6.28	$6.79	$6.52

Total Return, at Net Asset Value[4]	1.67%	(3.16)%	9.01%	(3.28)%	8.80%	16.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$232,997	$252,758	$314,773	$322,070	$310,338	$258,219
Average net assets (in thousands)	$241,525	$290,208	$314,673	$325,834	$279,336	$233,767
Ratios to average net assets:[5]
Net investment income	2.93%	3.19%	3.50%	3.39%	3.65%	3.37%
Total expenses[6]	1.44%	1.53%	1.54%	1.44%	1.65%	1.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.39%	1.43%	1.41%	1.38%	1.38%	1.38%
Portfolio turnover rate	52%	105%	111%	80%	146%	112%

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Less than $0.005 per share.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	1.44%
Year Ended September 30, 2013	1.53%
Year Ended September 28, 2012	1.54%
Year Ended September 30, 2011	1.44%
Year Ended September 30, 2010	1.65%
Year Ended September 30, 2009	1.69%

See accompanying Notes to Financial Statements.

66    OPPENHEIMER INTERNATIONAL BOND FUND

Class Y	Six Months Ended March 31, 2014 (Unaudited)	Year Ended September 30, 2013	Year Ended September 28, 2012 [1]	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Per Share Operating Data
Net asset value, beginning of period	$6.09	$6.53	$6.29	$6.80	$6.54	$5.96
Income (loss) from investment operations:
Net investment income[2]	0.11	0.25	0.26	0.27	0.28	0.25
Net realized and unrealized gain (loss)	0.01	(0.40)	0.33	(0.44)	0.31	0.73

Total from investment operations	0.12	(0.15)	0.59	(0.17)	0.59	0.98
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.11)	(0.25)	(0.35)	(0.28)	(0.28)	(0.35)
Distributions from net realized gain	0.00 [3]	(0.04)	0.00	(0.06)	(0.05)	(0.05)

Total dividends and/or distributions to shareholders	(0.11)	(0.29)	(0.35)	(0.34)	(0.33)	(0.40)

Net asset value, end of period	$6.10	$6.09	$6.53	$6.29	$6.80	$6.54

Total Return, at Net Asset Value[4]	2.00%	(2.36)%	9.71%	(2.64)%	9.38%	17.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,462,634	$3,946,008	$4,736,285	$4,084,001	$3,388,175	$1,890,729
Average net assets (in thousands)	$3,640,529	$4,710,455	$4,446,720	$3,861,749	$2,732,256	$1,317,017
Ratios to average net assets:[5]
Net investment income	3.60%	3.88%	4.16%	4.04%	4.38%	4.16%
Total expenses[6]	0.72%	0.74%	0.75%	0.74%	0.67%	0.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.72%	0.74%	0.75%	0.73%	0.67%	0.61%
Portfolio turnover rate	52%	105%	111%	80%	146%	112%

67    OPPENHEIMER INTERNATIONAL BOND FUND

FINANCIAL HIGHLIGHTS Continued

1.	September 28, 2012 represents the last business day of the Fund’s reporting period.
2.	Per share amounts calculated based on the average shares outstanding during the period.
3.	Less than $0.005 per share.
4.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5.	Annualized for periods less than one full year.
6.	Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended March 31, 2014	0.72%
Year Ended September 30, 2013	0.74%
Year Ended September 28, 2012	0.75%
Year Ended September 30, 2011	0.74%
Year Ended September 30, 2010	0.67%
Year Ended September 30, 2009	0.63%

See accompanying Notes to Financial Statements.

68    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS March 31, 2014 Unaudited

1. Significant Accounting Policies

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund

69    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of March 31, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$29,070,000

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2014 is as follows:

Cost	$33,265,935
Market Value	$1,233,403
Market Value as % of Net Assets	0.01%

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S.

70    OPPENHEIMER INTERNATIONAL BOND FUND

1. Significant Accounting Policies (Continued)

dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended September 30, 2013, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. The Fund had straddle losses of $2,935. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

As of March 31, 2014, it is estimated that the capital loss carryforwards would be $375,436,562 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended March 31, 2014, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

71    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

1. Significant Accounting Policies (Continued)

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$9,325,967,719
Federal tax cost of other investments	(556,830,194)

Total federal tax cost	$8,769,137,525

Gross unrealized appreciation	$424,525,031
Gross unrealized depreciation	(392,021,635)

Net unrealized appreciation	$32,503,396

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

72    OPPENHEIMER INTERNATIONAL BOND FUND

1. Significant Accounting Policies (Continued)

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

73    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

74    OPPENHEIMER INTERNATIONAL BOND FUND

2. Securities Valuation (Continued)

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

75    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$37,980,085	$8,026,925	$46,007,010
Mortgage-Backed Obligation	—	17,793,240	—	17,793,240
U.S. Government Obligation	—	145,068,005	—	145,068,005
Foreign Government Obligations	—	5,616,625,746	—	5,616,625,746
Corporate Bonds and Notes	—	2,330,945,218	16,211,052	2,347,156,270
Structured Securities	—	28,467,188	6,058,251	34,525,439
Short-Term Notes	—	244,985,736	—	244,985,736
Over-the-Counter Options Purchased	—	62,243,861	—	62,243,861

76    OPPENHEIMER INTERNATIONAL BOND FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: Continued
Over-the-Counter Credit Default Swaptions Purchased	$—	$953,307	$—	$953,307
Over-the-Counter Interest Rate Swaptions Purchased	—	45,979,677	—	45,979,677
Investment Company	794,738,431	—	—	794,738,431

Total Investments, at Value	794,738,431	8,531,042,063	30,296,228	9,356,076,722
Other Financial Instruments:
Swaps, at value	—	20,092,392	—	20,092,392
Variation margin receivable	388,125	—	—	388,125
Variation margin receivable - centrally cleared swaps	—	1,677,253	—	1,677,253
Foreign currency exchange contracts	—	80,482,652	—	80,482,652

Total Assets	$795,126,556	$8,633,294,360	$30,296,228	$9,458,717,144

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(5,267,852)	$—	$(5,267,852)
Options written, at value	—	(34,483,274)	—	(34,483,274)
Variation margin payable	(187,500)	—	—	(187,500)
Variation margin payable - centrally cleared swaps	—	(15,355,436)	—	(15,355,436)
Foreign currency exchange contracts	—	(129,136,248)	—	(129,136,248)
Swaptions written, at value	—	(40,604,968)	—	(40,604,968)

Total Liabilities	$(187,500)	$(224,847,778)	$—	$(225,035,278)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Corporate Bonds and Notes	$(17,879,566)	$17,879,566

*	Transferred from Level 2 to Level 3 because of the lack of observable market data.

77    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Amount	Shares	Amount
Class A
Sold	56,224,159	$342,284,571	169,999,853	$1,096,720,599
Dividends and/or distributions reinvested	10,873,574	66,160,294	34,057,019	218,725,321
Redeemed	(205,690,570)	(1,250,999,482)	(317,280,030)	(2,016,371,038)

Net decrease	(138,592,837)	$(842,554,617)	(113,223,158)	$(700,925,118)

Class B
Sold	188,404	$1,147,119	770,887	$4,999,634
Dividends and/or distributions reinvested	208,387	1,262,978	783,095	5,026,246
Redeemed	(5,251,221)	(31,786,336)	(10,093,565)	(64,238,844)

Net decrease	(4,854,430)	$(29,376,239)	(8,539,583)	$(54,212,964)

Class C
Sold	5,077,592	$30,784,400	26,672,457	$172,591,137
Dividends and/or distributions reinvested	1,949,367	11,814,395	6,785,301	43,478,473
Redeemed	(44,251,189)	(268,374,796)	(77,120,939)	(486,189,197)

Net decrease	(37,224,230)	$(225,776,001)	(43,663,181)	$(270,119,587)

Class I
Sold	47,837,294	$290,626,858	93,571,163	$605,032,423
Dividends and/or distributions reinvested	1,527,243	9,280,957	1,287,295	7,890,371
Redeemed	(44,751,952)	(272,149,008)	(5,755,768)	(35,252,291)

Net increase	4,612,585	$27,758,807	89,102,690	$577,670,503

Class N
Sold	3,585,874	$21,750,427	10,017,017	$64,394,771
Dividends and/or distributions reinvested	550,635	3,340,096	1,676,531	10,735,942
Redeemed	(7,448,251)	(45,188,555)	(18,368,050)	(117,435,800)

Net decrease	(3,311,742)	$(20,098,032)	(6,674,502)	$(42,305,087)

Class Y
Sold	114,370,401	$694,882,280	306,355,987	$1,956,264,328
Dividends and/or distributions reinvested	9,154,879	55,701,160	28,172,034	180,799,056
Redeemed	(203,770,605)	(1,239,515,983)	(411,258,163)	(2,596,891,076)

Net decrease	(80,245,325)	$(488,932,543)	(76,730,142)	$(459,827,692)

78    OPPENHEIMER INTERNATIONAL BOND FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended March 31, 2014 were as follows:

	Purchases	Sales
Investment securities	$4,041,556,475	$5,248,768,386
U.S. government and government agency obligations	499,710,320	354,781,523

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

79    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class B	$3,445,394
Class C	38,078,959
Class N	7,617,499

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

80    OPPENHEIMER INTERNATIONAL BOND FUND

5. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor
March 31, 2014	$139,159	$32,694	$168,329	$59,460	$1,873

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended March 31, 2014, the Manager waived fees and/or reimbursed the Fund $140,260 for IMMF management fees.

The Transfer Agent has contractually agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended March 31, 2014, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class N	$64,163

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

81    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

82    OPPENHEIMER INTERNATIONAL BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the six months ended March 31, 2014, the Fund had daily average contract amounts on forward contracts to buy and sell of $6,883,769,657 and $4,685,221,530, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments

83    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

(variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the six months ended March 31, 2014, the Fund had an ending monthly average market value of $33,618,746 and $917,638,026 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

84    OPPENHEIMER INTERNATIONAL BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the six months ended March 31, 2014, the Fund had an ending monthly average market value of $26,821,627 and $74,108,658 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the six months ended March 31, 2014, the Fund had an ending monthly average market value of $31,391,412 and $25,167,372 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

85    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Written option activity for the six months ended March 31, 2014 was as follows:

	Call Options		Put Options
	Number of Contracts	Amount of Premiums	Number of Contracts	Amount of Premiums
Options outstanding as of September 30, 2013	193,660,800,000	$53,576,063	180,711,880,000	$38,605,259
Options written	1,963,403,805,000	50,686,802	3,047,540,060,000	68,312,969
Options closed or expired	(59,113,815,000)	(4,621,883)	(87,743,800,000)	(10,101,202)
Options exercised	(606,522,350,000)	(79,117,674)	(504,156,790,000)	(74,717,883)

Options outstanding as of March 31, 2014	1,491,428,440,000	$20,523,308	2,636,351,350,000	$22,099,143

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. Daily changes in the value of cleared swaps are reported as variation margin receivable or payable on the Statement of Assets and Liabilities. The values of OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

86    OPPENHEIMER INTERNATIONAL BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

For the six months ended March 31, 2014, the Fund had ending monthly average notional amounts of $79,142,965 and $88,601,729 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the six months ended March 31, 2014, the Fund had ending monthly average notional amounts of $1,421,049,455 and $2,242,603,503 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

87    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on various foreign currency notional amounts in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts increase exposure to foreign exchange rate risk.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on various foreign currency notional amounts and receive an interest rate on the dollar notional amount in order to take a negative investment perspective on the related currencies for which the Fund receives a payment. These currency swap contracts may decrease exposure to foreign exchange rate risk related to positions held by the Fund.

For the six months ended March 31, 2014, the Fund had ending monthly average notional amounts of $142,499,303 and $41,275,086 on currency swaps which pay a fixed rate and which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations for the amount of the premium paid or received.

88    OPPENHEIMER INTERNATIONAL BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

89    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

During the six months ended March 31, 2014, the Fund had an ending monthly average market value of $55,399,672 and $100,648,995 on purchased and written swaptions, respectively.

Written swaption activity for the six months ended March 31, 2014 was as follows:

	Call Swaptions
	Notional Amount	Amount of Premiums
Swaptions outstanding as of September 30, 2013	$7,750,335,000	$108,644,262
Swaptions written	123,729,195,000	93,136,882
Swaptions closed or expired	(3,954,175,000)	(12,422,828)
Swaptions exercised	(16,191,485,000)	(146,473,247)

Swaptions outstanding as of March 31, 2014	$111,333,870,000	$42,885,069

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

As of March 31, 2014, the Fund has required certain counterparties to post collateral of $36,238,568.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

90    OPPENHEIMER INTERNATIONAL BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be

91    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral posted for the benefit of the Fund at March 31, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Assets in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Bank of America NA	$51,660,950	$(51,660,950)	$—	$—	$—
Barclays Bank plc	20,947,317	(15,821,215)	(5,126,102)	—	—
BNP Paribas	4,825,725	(4,825,725)	—	—	—
Citibank NA	9,226,429	(9,226,429)	—	—	—
Credit Suisse International	4,225,394	(1,636,591)	(2,324,223)	—	264,580
Deutsche Bank AG	6,735,083	(6,735,083)	—	—	—
Goldman Sachs Bank USA	10,946,950	(10,946,950)	—	—	—
Goldman Sachs Group, Inc. (The)	43,458,984	(28,160,023)	—	(11,104,873)	4,194,088
HSBC Bank USA, NA	603,592	—	(323,850)	—	279,742
JPMorgan Chase Bank NA	35,221,801	(29,985,410)	(4,054,149)	—	1,182,240
Morgan Stanley	1,675,877	—	—	—	1,675,877
Morgan Stanley Capital Services, Inc.	2,066,028	(2,066,028)	—	—	—
Nomura Global Financial Products, Inc.	15,741,928	—	(9,989,303)	—	5,752,625
RBS Greenwich Capital	446,151	(446,151)	—	—	—
Toronto Dominion Bank	60,258	(60,258)	—	—	—
UBS AG	1,909,422	—	(1,909,422)	—	—

Total	$209,751,889	$(161,570,813)	$(23,727,049)	$(11,104,873)	$13,349,154

*	OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.
**	Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

92    OPPENHEIMER INTERNATIONAL BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at March 31, 2014:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amount of Liabilities in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(52,668,870)	$51,660,950	$—	$—	$(1,007,920)
Barclays Bank plc	(15,821,215)	15,821,215	—	—	—
BNP Paribas	(11,864,201)	4,825,725	6,152,884	—	(885,592)
Citibank NA	(12,263,661)	9,226,429	3,037,232	—	—
Credit Suisse International	(1,636,591)	1,636,591	—	—	—
Deutsche Bank AG	(9,441,568)	6,735,083	948,445	—	(1,758,040)
Goldman Sachs Bank USA	(37,126,202)	10,946,950	—	—	(26,179,252)
Goldman Sachs Group, Inc. (The)	(28,160,023)	28,160,023	—	—	—
HSBC Bank USA, NA	—	—	—	—	—
JPMorgan Chase Bank NA	(29,985,410)	29,985,410	—	—	—
Morgan Stanley	—	—	—	—	—
Morgan Stanley Capital Services, Inc.	(5,093,376)	2,066,028	1,443,677	—	(1,583,671)
Nomura Global Financial Products, Inc.	—	—	—	—	—
RBS Greenwich Capital	(5,064,002)	446,151	2,627,232	—	(1,990,619)
Toronto Dominion Bank	(367,223)	60,258	275,129	—	(31,836)
UBS AG	—	—	—	—	—

Total	$(209,492,342)	$161,570,813	$14,484,599	$—	$(33,436,930)

*	OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to cleared swaps and futures are excluded from these reported amounts.
**	Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund to an individual counterparty. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities as of March 31, 2014:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$10,722,469		Swaps, at value	$987,625
Foreign exchange contracts	Swaps, at value	5,932,764		Swaps, at value	154,578
Interest rate contracts	Swaps, at value	3,437,159		Swaps, at value	4,125,649
Interest rate contracts	Variation margin receivable	388,125	*	Variation margin payable	187,500	*
Interest rate contracts	Variation margin receivable – centrally cleared swaps	1,677,253		Variation margin payable – centrally cleared swaps	15,355,436
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	80,482,652		Unrealized depreciation on foreign currency exchange contracts	129,136,248

93    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value
Foreign exchange contracts				Options written, at value	$30,723,349
Interest rate contracts				Options written, at value	3,759,925
Credit contracts				Swaptions written, at value	1,613,529
Interest rate contracts				Swaptions written, at value	38,991,439
Credit contracts	Investments, at value	$953,307	**
Foreign exchange contracts	Investments, at value	59,141,939	**
Interest rate contracts	Investments, at value	49,081,599	**

Total		$211,817,267			$225,035,278

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.
**	Amounts relate to purchased option contracts and purchased swaption contracts.

The effective of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment from unaffiliated companies*	Closing and expiration of swaption contracts written	Closing and expiration of option contracts written	Closing and expiration of futures contracts
Credit contracts	$(3,297,576)	$934,514	$—	$—
Foreign exchange contracts	(13,593,438)	—	13,084,229	—
Interest rate contracts	(62,176,684)	11,488,315	1,638,855	(21,697,414)

Total	$(79,067,698)	$12,422,829	$14,723,084	$(21,697,414)

94    OPPENHEIMER INTERNATIONAL BOND FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions	Swap contracts	Total
Credit contracts	$—	$625,775	$(1,737,287)
Foreign exchange contracts	21,401,508	—	20,892,299
Interest rate contracts	—	(56,279,606)	(127,026,534)

Total	$21,401,508	$(55,653,831)	$(107,871,522)

*	Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Swaption contracts written	Option contracts written	Futures contracts	Translation of assets and liabilities denominated in foreign currencies
Credit contracts	$824,134	$334,117	$—	$—	$—
Foreign exchange contracts	19,680,781	—	(3,462,106)	—	(76,319,366)
Interest rate contracts	(3,978,082)	48,725,852	(3,616,831)	21,487,660	—

Total	$16,526,833	$49,059,969	$(7,078,937)	$21,487,660	$(76,319,366)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$(249,050)	$909,201
Foreign exchange contracts	5,778,186	(54,322,505)
Interest rate contracts	33,937,467	96,556,066

Total	$39,466,603	$43,142,762

*	Includes purchased option contracts and purchased swaption contracts, if any.

7. Restricted Securities

As of March 31, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

95    OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the

96    OPPENHEIMER INTERNATIONAL BOND FUND

8. Pending Litigation (Continued)

court’s dismissal order. On January 7, 2014, the appellate court affirmed the trial court’s dismissal order. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleged breach of contract and common law fraud claims against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On March 28, 2014, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleged breach of contract against the defendants and sought compensatory damages, costs and disbursements, including attorney fees. On November 8, 2013, the parties filed a stipulation of discontinuance dismissing the lawsuit with prejudice.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

97    OPPENHEIMER INTERNATIONAL BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

98    OPPENHEIMER INTERNATIONAL BOND FUND

OPPENHEIMER INTERNATIONAL BOND FUND

Trustees and Officers

Sam Freedman, Chairman of the Board of Trustees and Trustee

Edward L. Cameron, Trustee

Jon S. Fossel, Trustee

Richard F. Grabish, Trustee

Beverly L. Hamilton, Trustee

Victoria J. Herget, Trustee

Robert J. Malone, Trustee

F. William Marshall, Jr., Trustee

Karen L. Stuckey, Trustee

James D. Vaughn, Trustee

William F. Glavin, Jr., Trustee, President and Principal Executive Officer

Arthur Steinmetz, Vice President

Sara Zervos, Ph.D., Vice President

Hemant Baijal, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mary Ann Picciotto, Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2014 OppenheimerFunds, Inc. All rights reserved.

99    OPPENHEIMER INTERNATIONAL BOND FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

100    OPPENHEIMER INTERNATIONAL BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

101    OPPENHEIMER INTERNATIONAL BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

102    OPPENHEIMER INTERNATIONAL BOND FUND

THIS PAGE INTENTIONALLY LEFT BLANK.

103    OPPENHEIMER INTERNATIONAL BOND FUND

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0880.001.0314 May 27, 2014

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	5/13/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	5/13/2014